Exhibit 10.3 EXECUTION VERSION LEGAL_US_E # 185861857.6 ____________________________________________________ PIK CREDIT AGREEMENT dated as of April 10, 2025 among EXPRESS WASH TOPCO, LLC, as Borrower, THE LENDERS PARTY HERETO, as Lenders and ALTER DOMUS (US) LLC, as Agent ____________________________________________________

TABLE OF CONTENTS

Page

SECTION 1.	**DEFINITIONS; INTERPRETATION**	**2**
1.1	Definitions	2
1.2	Interpretation	22
1.3	[Reserved]	23
1.4	[Reserved]	23
1.5	[Reserved]	23
1.6	Limited Condition Transactions	23
1.7	Cashless Roll	24
SECTION 2.	**CREDIT FACILITIES**	**24**
2.1	Commitments	24
2.2	Notice of Borrowing	25
2.3	Funding by Lenders	25
2.4	Commitments Several	25
2.5	[Reserved]	25
2.6	Loan Accounting	25
2.7	Interest	26
2.8	Fees	27
2.9	[Reserved]	27
2.10	Prepayment	27
2.11	[Reserved]	29
2.12	Payment	29
2.13	[Reserved]	30
2.14	[Reserved]	30
2.15	[Reserved]	30
2.16	Term Loan Repurchases	30
SECTION 3.	**YIELD PROTECTION**	**31**
3.1	Taxes	31
3.2	[Reserved]	31
3.3	[Reserved]	32
3.4	[Reserved]	32
3.5	[Reserved]	32
3.6	Manner of Funding	32

-ii-

LEGAL_US_E # 185861857.6

-iii- LEGAL_US_E # 185861857.6 3.7 Mitigation of Circumstances; Replacement of Lenders ................................................... 32 3.8 Conclusiveness of Statements; Survival .......................................................................... 32 SECTION 4. CONDITIONS PRECEDENT ...................................................................................... 33 4.1 Initial Credit Extension .................................................................................................... 33 SECTION 5. REPRESENTATIONS AND WARRANTIES ............................................................ 34 5.1 Organization..................................................................................................................... 34 5.2 Authorization; No Conflict .............................................................................................. 34 5.3 Validity; Binding Nature ................................................................................................. 35 5.4 Financial Condition .......................................................................................................... 35 5.5 No Material Adverse Effect ............................................................................................. 35 5.6 Litigation .......................................................................................................................... 35 5.7 Ownership of Properties; Liens ....................................................................................... 35 5.8 Capitalization ................................................................................................................... 35 5.9 Pension Plans ................................................................................................................... 36 5.10 Investment Company Act ................................................................................................ 36 5.11 No Default........................................................................................................................ 36 5.12 Use of Proceeds; Margin Stock ........................................................................................ 37 5.13 Taxes ................................................................................................................................ 37 5.14 Solvency........................................................................................................................... 37 5.15 Environmental Matters .................................................................................................... 37 5.16 Insurance .......................................................................................................................... 37 5.17 Information ...................................................................................................................... 38 5.18 Intellectual Property ......................................................................................................... 38 5.19 Restrictive Provisions ...................................................................................................... 38 5.20 Labor Matters ................................................................................................................... 38 5.21 [Reserved] ........................................................................................................................ 38 5.22 Foreign Assets Control Regulations and Anti-Money Laundering ................................. 38 5.23 Status of the Borrower ..................................................................................................... 39 5.24 Compliance with Laws .................................................................................................... 39 5.25 Substantial Benefits ......................................................................................................... 40 SECTION 6. AFFIRMATIVE COVENANTS ................................................................................... 40 6.1 Information ...................................................................................................................... 40 6.2 Books; Records ................................................................................................................ 41 6.3 Maintenance of Property; Insurance ................................................................................ 42 6.4 Compliance with Laws; Payment of Taxes and Liabilities .............................................. 42

-iv- LEGAL_US_E # 185861857.6 6.5 Maintenance of Existence ................................................................................................ 43 6.6 Employee Benefit Plans ................................................................................................... 43 6.7 Environmental Matters .................................................................................................... 43 6.8 Further Assurances .......................................................................................................... 43 6.9 Sale, Transfer or Assignment of Loans ............................................................................ 43 6.10 Changes in Lines of Business .......................................................................................... 44 6.11 Demand Right .................................................................................................................. 44 SECTION 7. NEGATIVE COVENANTS .......................................................................................... 45 7.1 Debt .................................................................................................................................. 45 7.2 Liens ................................................................................................................................ 48 7.3 Restricted Payments ......................................................................................................... 51 7.4 Mergers; Consolidations; Asset Sales .............................................................................. 55 7.5 Modification of Certain Documents ................................................................................ 57 7.6 Use of Proceeds ............................................................................................................... 57 7.7 Transactions with Affiliates ............................................................................................. 57 7.8 [Reserved] ........................................................................................................................ 58 7.9 Negative Pledge ............................................................................................................... 58 7.10 Investments ...................................................................................................................... 59 7.11 [Reserved] ........................................................................................................................ 61 7.12 Changes in Accounting, Name and Jurisdiction of Organization .................................... 61 7.13 [Reserved] ........................................................................................................................ 61 7.14 Activities of the Borrower and Holdings ......................................................................... 61 7.15 OFAC; Patriot Act ........................................................................................................... 62 7.16 [Reserved] ........................................................................................................................ 62 7.17 [Reserved] ........................................................................................................................ 62 7.18 Material Debt ................................................................................................................... 62 SECTION 8. EVENTS OF DEFAULT; REMEDIES ....................................................................... 62 8.1 Events of Default ............................................................................................................. 62 8.2 Remedies .......................................................................................................................... 64 8.3 [Reserved] ........................................................................................................................ 64 SECTION 9. AGENT ........................................................................................................................... 64 9.1 Appointment; Authorization ............................................................................................ 64 9.2 Delegation of Duties ........................................................................................................ 65 9.3 Limited Liability .............................................................................................................. 65 9.4 Reliance ........................................................................................................................... 66

-v- LEGAL_US_E # 185861857.6 9.5 Notice of Default ............................................................................................................. 66 9.6 Credit Decision ................................................................................................................ 66 9.7 Indemnification ................................................................................................................ 67 9.8 Agent Individually ........................................................................................................... 68 9.9 Successor Agent ............................................................................................................... 68 9.10 [Reserved] ........................................................................................................................ 68 9.11 [Reserved] ........................................................................................................................ 68 9.12 Actions in Concert ........................................................................................................... 68 9.13 [Reserved] ........................................................................................................................ 69 9.14 Erroneous Payments ........................................................................................................ 69 9.15 Force Majeure .................................................................................................................. 70 9.16 Proof of Claim ................................................................................................................. 70 SECTION 10. MISCELLANEOUS ...................................................................................................... 71 10.1 Waiver; Amendments ...................................................................................................... 71 10.2 Notices ............................................................................................................................. 72 10.3 Computations ................................................................................................................... 73 10.4 Costs; Expenses ............................................................................................................... 73 10.5 Indemnification by the Borrower ..................................................................................... 74 10.6 Marshaling; Payments Set Aside ..................................................................................... 75 10.7 Non-Liability of Lenders ................................................................................................. 75 10.8 Assignments; Participations ............................................................................................. 75 10.9 Confidentiality ................................................................................................................. 79 10.10 Captions ........................................................................................................................... 79 10.11 Nature of Remedies ......................................................................................................... 80 10.12 Counterparts ..................................................................................................................... 80 10.13 Severability ...................................................................................................................... 80 10.14 Entire Agreement ............................................................................................................. 80 10.15 Successors; Assigns ......................................................................................................... 81 10.16 Governing Law ................................................................................................................ 81 10.17 Forum Selection; Consent to Jurisdiction ........................................................................ 81 10.18 Waiver of Jury Trial ......................................................................................................... 81 10.19 Patriot Act ........................................................................................................................ 81 10.20 [Reserved] ........................................................................................................................ 82 10.21 [Reserved] ........................................................................................................................ 82 10.22 Acknowledgment and Consent to Bail-In of Affected Financial Institutions .................. 82

-vi- LEGAL_US_E # 185861857.6 Annexes Annex I Commitments and Pro Rata Term Loan Shares Annex II Addresses Exhibits Exhibit A Form of Assignment Agreement Exhibit B [Reserved] Exhibit C Form of Note Exhibit D Form of Notice of Borrowing Exhibit E Form of Notice of Cash Interest Election Exhibit F [Reserved] Exhibit G [Reserved] Exhibit H [Reserved] Exhibit I Form of Solvency Certificate Exhibit J Auction Procedures Schedules Schedule 1.1 Sale/Leaseback Transactions Schedule 5.6 Litigation Schedule 5.8 Capitalization Schedule 5.20 Labor Matters Schedule 7.1 Existing Debt Schedule 7.2 Existing Liens Schedule 7.7 Affiliate Transactions Schedule 7.10 Existing Investments

LEGAL_US_E # 185861857.6 THE LOANS EVIDENCED BY THIS AGREEMENT HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE AND THE YIELD TO MATURITY OF THE LOANS EVIDENCED BY THIS AGREEMENT MAY BE OBTAINED BY CONTACTING MIKE ABRAMSON AT MABRAMSON@WHISTLEEXPRESS.COM. PIK CREDIT AGREEMENT This PIK Credit Agreement (this “Agreement”), dated as of April 10, 2025, is entered into by and among Express Wash Topco, LLC, a Delaware limited liability company (the “Borrower”), New Boing US Holdco, Inc., a Delaware corporation (in such capacity, the “Initial Lender” and, together with its successors and registered assigns, the “Lenders”) and Alter Domus (US) LLC (in its individual capacity, “Alter Domus”), as Agent for all of the Lenders. WHEREAS, substantially concurrently with the Effective Date, Express Wash Operations, LLC dba Whistle Express Car Wash, a Delaware limited liability company (the “Effective Date Buyer”) will, directly or indirectly, acquire (the “Effective Date Acquisition”) all of the equity interests of Boing US Holdco, Inc., a Delaware corporation (the “Effective Date Target”) pursuant to that certain Stock Purchase Agreement, dated as of February 24, 2025, by and among the Sellers (as defined therein), the Effective Date Target and the Effective Date Buyer (as amended, supplemented or modified and in effect from time to time, and including all annexes, schedules and exhibits thereto, collectively, the “Effective Date Acquisition Agreement”) pursuant to which (i) the Sellers will form the Initial Lender, (ii) the Sellers will contribute all of the Shares (as defined in the Effective Date Acquisition Agreement) to the Initial Lender in exchange for all of the issued and outstanding shares of capital stock of the Initial Lender and (iii) the Initial Lender will cause the Effective Date Target to be converted to a Delaware limited liability company, such that the Sellers will be the legal, beneficial and record owners of all of the issued and outstanding shares of capital stock of the Initial Lender as of immediately prior to the Closing (as defined in the Effective Date Acquisition Agreement) and the Initial Lender will be the legal, beneficial and record owner of all of the issued and outstanding limited liability company membership interests of the Effective Date Target as of immediately prior to the Closing (the “Interests”) and following the transactions contemplated by clauses (i) through (iii) above, the Effective Date Buyer will purchase from the Initial Lender, and the Sellers will cause the Initial Lender to sell to the Effective Date Buyer, all of the Interests in exchange for cash and the Effective Date Target will become a wholly-owned direct or indirect subsidiary of the Effective Date Buyer; WHEREAS, the Borrower has requested that the Lenders extend credit to the Borrower consisting of $130,000,000 of Initial Term Loans for purposes of financing, in part, the Effective Date Acquisition; WHEREAS, the Borrower desires to obtain the commitments of the Lender to make loans and certain other financial accommodations, as described herein; WHEREAS, the Initial Term Loans will be deemed to have been extended by the Initial Lender on the Closing Date, and the Borrower will incur the Obligations hereunder as a portion of the consideration for the Effective Date Acquisition; and NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

2 LEGAL_US_E # 185861857.6 Section 1. Definitions; Interpretation . 1.1 Definitions. When used herein the following terms shall have the following meanings: “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of all or substantially all of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or other Equity Interests of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Subsidiary). “Adjusted EBITDA” means “Adjusted EBITDA” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” of any Person means (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any officer or director of such Person and (c) with respect to any Lender, any entity administered or managed by such Lender or an Affiliate or investment advisor thereof which is engaged in making, purchasing, holding or otherwise investing in commercial loans. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Unless expressly stated otherwise herein, neither Agent nor any Lender shall be deemed an Affiliate of Holdings or of any Subsidiary (other than an Affiliated Lender and an Affiliated Lender). “Affiliated Borrower Lender” has the meaning set forth in Section 2.16. “Affiliated Debt Fund” means any Affiliate of any Sponsor (other than a natural person) that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course and for which no personnel making investment decisions in respect of any equity fund has a direct or indirect equity investment in the Borrower or any Subsidiary thereof has the right to make any investment decisions. “Affiliated Lender” means, at any time, any Lender that is an Affiliate of the Borrower (other than the Borrower or any Subsidiary thereof). “Agent” means Alter Domus in its capacity as administrative agent for all of the Lenders hereunder and any successor thereto in such capacity. “Agent Fee Letter” means that certain Agent Fee Letter, dated as of the date hereof, by and between the Borrower and the Agent, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time.

3 LEGAL_US_E # 185861857.6 “Agent Party” has the meaning set forth in Section 10.5. “Agreement” has the meaning set forth in the Preamble. “Alter Domus” has the meaning set forth in the Preamble. “Approved Fund” means (a) any fund, trust, financial institution or similar entity that invests in commercial loans in the ordinary course of business and is advised, administered or managed by (i) a Lender, (ii) an Affiliate of a Lender, (iii) the same investment advisor that advises or manages a Lender or an Affiliate of a Lender or (iv) an Affiliate of an investment advisor that advises or manages a Lender or an Affiliate of a Lender or (b) any finance company, insurance company or other financial institution which temporarily warehouses loans for any Lender or any Person described in clause (a) above. “Assignee” has the meaning set forth in Section 10.8.1(a) hereof. “Assignment Agreement” means an agreement substantially in the form of Exhibit A, or such other form acceptable to the Agent. “ASU” has the meaning set forth in Section 10.3. “Auction Manager” has the meaning set forth in Section 2.16. “Auction Notice” shall mean an auction notice given by the Borrower in accordance with the Auction Procedures with respect to a Purchase Offer. “Auction Procedures” shall mean the auction procedures with respect to Purchase Offers set forth in Exhibit J hereto. “Authorized Officer” means the chief executive officer, the chief financial officer or the president of any Person, or any other officer having substantially the same authority and responsibility; or, with respect to delivery of financial information, the chief financial officer, the controller, or the treasurer of such Person, or any other officer having substantially the same authority and responsibility. “Available Amount” means “Available Amount” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders); provided, that the amounts set forth in clause (a) thereof shall be increased by 20% for purposes hereof. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

4 LEGAL_US_E # 185861857.6 “Bankruptcy Code” means Title 11 of the United States Code, 11 USC § 101, et seq., as amended from time to time. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R § 1010.230. “Board” has the meaning set forth in Section 6.11. “Borrower” has the meaning set forth in the Preamble. “Borrower Disposition” means the sale, transfer or other disposition (including by way of merger) of any property or asset of the Borrower (including, without limitation, any sale and leaseback transaction and the sale, transfer or other disposition of any Equity Interests owned by the Borrower) to any other Person, but excluding (i) the use of cash or Cash Equivalent Investments in a manner not prohibited by the Loan Documents and the making of Investments otherwise permitted hereunder, (ii) conversion of Cash Equivalent Investments into cash or other Cash Equivalent Investments and (iii) any sale or issuance by the Borrower of its own Equity Interests (other than Disqualified Equity Interests) which would not result in an Event of Default under Section 8.1.10. “Borrower Permitted Affiliate Transactions” means any and all (a) transactions expressly permitted to involve Borrower under Section 7.14; (b) payments (or reimbursement) to the directors of the Borrower (or its Subsidiaries or any direct or indirect parent company of the Borrower) of (i) the reasonable costs and out-of-pocket expenses actually incurred by such directors in connection with attending board of directors meetings, (ii) any indemnification obligations of the Borrower or its Subsidiaries owing to such directors and (iii) customary director fees payable to such directors; (c) employment and severance arrangements (and any payments pursuant thereto) between the Borrower (or any direct or indirect parent thereof) and its Subsidiaries, on the one hand, and their respective directors, officers, employees, members of management or consultants, on the other hand, and transactions pursuant to stock option plans and employee benefit plans and arrangements, in each case under this clause (c), in the ordinary course of business and (d) payments of principal, interest and fees hereunder (or under other Debt permitted hereunder) to Affiliated Lenders or Affiliated Debt Funds that are Lenders (or lenders under other Debt permitted hereunder)solely in their capacities as Lenders. “Borrower Permitted Restricted Payment” means any and all (a) distributions to any direct or indirect parent company of the Borrower to permit the Borrower and/or such parent company to pay franchise taxes and other similar licensing expenses of the Borrower (or any direct or indirect parent company of the Borrower) and reasonable out-of-pocket expenses, in each case incurred in the ordinary course of business and solely to the extent attributable to the operations or ownership of the Borrower and its Subsidiaries, (b) distributions to redeem Equity Interests of the Borrower (or any direct or indirect parent company of the Borrower) held by current or former officers, directors and employees of Borrower or any of its Subsidiaries (or their current or former spouses, their estates, their estate planning vehicles or their family members), provided that such distributions do not exceed (x) the greater of (i) 6% of Effective Date EBITDA and (ii) 6% of Adjusted EBITDA as of the most recently completed Computation Period in any Fiscal Year or (y) the greater of (i) 12% of Effective Date EBITDA and (ii) 12% of Adjusted EBITDA as of the most recently completed Computation Period in the aggregate after the date hereof; provided that any distributions permitted to be made in a given fiscal year pursuant to this clause (b) but not made may be carried forward and made in succeeding fiscal years, (c) Dividends or other distributions payable solely in the Borrower’s Equity Interests (other than Disqualified Equity Interests), (d) payments (or reimbursements), or distributions to any direct or indirect parent company of the Borrower so that such

5 LEGAL_US_E # 185861857.6 parent company may pay (or reimburse), to Sponsor and its Investment Affiliates (x) the reasonable out-of- pocket costs and expenses actually incurred by such Persons in the ordinary course of business in connection with the management of Borrower and its Subsidiaries, and (y) any indemnification obligations of Borrower and its Subsidiaries owing to such Persons, (e) payments (or reimbursements), or distributions to any direct or indirect parent company of the Borrower so that such parent company may pay (or reimburse in cash), to the directors of the Borrower and its Subsidiaries (or any direct or indirect parent company of the Borrower) (x) the reasonable costs and out-of-pocket expenses actually incurred by such directors in connection with attending board of directors meetings, (y) any indemnification obligations of the Borrower and its Subsidiaries owing to such directors and (z) director fees payable to such directors and (f) cashless repurchases of Equity Interests of the Borrower (or any direct or indirect parent company of the Borrower) in connection with the exercise of stock options or warrants or similar rights to the extent such Equity Interests represent a portion of the exercise price of such options or warrants or similar rights. “Borrower Restricted Payment” shall mean (a) Dividends, (b) loans to any Affiliate by the Borrower, (c) any payment of management, consulting, investment banking or similar fees payable by the Borrower to any Affiliate of the Borrower and (d) any redemption, purchase, retirement, defeasance, sinking fund or similar payment or any claim of rescission with respect to any Equity Interest of the Borrower. “Business Day” means any day on which commercial banks are open for commercial banking business in New York, New York. “Capital Expenditures” means “Capital Expenditures” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Capital Lease” means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person. “Capped Cash Netting Amount” means “Capped Cash Netting Amount” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Cash Equivalent Investment” means “Cash Equivalent Investment” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Change of Control” means the occurrence of any of the following events: (a) the Permitted Holders shall cease to, directly or indirectly, own and control at least a majority of the outstanding Equity Interests of Holdings (provided that, for purposes of this clause (a), no Change of Control shall be deemed to have occurred if the Sponsors shall collectively have, directly or indirectly, through the ownership of Equity Interests of Holdings, by contract or otherwise, the power to elect a majority of the members of the board of directors (or similar governing body) of Holdings), (b) the Sponsors shall collectively cease to, directly or indirectly, own and control Equity Interests representing at least a majority of the economic interests in Holdings (provided that, for purposes of this clause (b), no Change of Control shall be deemed

6 LEGAL_US_E # 185861857.6 to have occurred if the Sponsors shall collectively have, directly or indirectly, through the ownership of Equity Interests of Holdings, by contract or otherwise, the power to elect a majority of the members of the board of directors (or similar governing body) of Holdings), (c) the Sponsors shall collectively cease to have, directly or indirectly, through the ownership of Equity Interests of Holdings, by contract or otherwise, the power to elect a majority of the members of the board of directors (or similar governing body) of Holdings (provided that, for purposes of this clause (c), no Change of Control shall be deemed to have occurred if the Sponsors shall collectively, directly or indirectly, own and control Equity Interests representing at least 50.1% of the economic interests in Holdings and own and control at least a majority of the outstanding Equity Interests of Holdings), (d) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 as in effect on the Effective Date) shall have acquired a greater beneficial ownership in Holdings’ voting Equity Interests than that held collectively by Oaktree Capital Management, L.P. and its Investment Affiliates, (e) Holdings shall cease to directly own and control 100% of each class of the outstanding Equity Interests of the Senior Borrower or (f) the Borrower shall cease to directly own and control 100% of each class of the outstanding Equity Interests of Holdings. “Commitment” means, as to any Lender, such Lender’s Pro Rata Term Loan Share of the Term Loan Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Competitor” as defined in the definition of “Disqualified Institution”. “Computation Period” means, on any date of determination, (a) for purposes of any transaction consummated in reliance on an incurrence-based basket or the determination of any basket based on a percentage of Adjusted EBITDA, at the option of the Borrower, either (i) the most recently ended period of four (4) consecutive Fiscal Quarters for which financial statements are delivered or required to be delivered pursuant to Section 6.1 or (ii) the most recently ended period of twelve (12) consecutive months for which financial statements are delivered or required to be delivered (provided that copies of such financial statements have been provided to the Agent), and (b) for all other purposes, the most recently ended period of four (4) consecutive Fiscal Quarters for which financial statements are delivered or required to be delivered pursuant to Section 6.1. “Contingent Obligation” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation in respect of any Contingent Obligation shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability supported thereby. “Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with a Covered Party, Group Company or its Subsidiaries, are treated as a single employer under Section 414 of the IRC or Section 4001 of ERISA. “Contractual Obligation” has the meaning set forth in Section 7.9. “Covered Parties” means each Loan Party under, and as defined in, the Senior Credit Agreement.

7 LEGAL_US_E # 185861857.6 “Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all indebtedness evidenced by bonds, debentures, notes or similar instruments (including, without limitation, any notes issued to sellers in connection with an Acquisition), (c) subject to the last sentence of Section 10.3, all obligations of such Person as lessee under Capital Leases, (d) all obligations of such Person to pay the deferred purchase price of property or services (including Permitted Earn-Outs and other similar obligations (other than customary employment arrangements, non-competes or consulting fees paid to management, former management or shareholders (who are natural persons) or payment on account of services to be performed)), (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (with the amount thereof being measured as the fair market value of such property if such indebtedness has not been assumed by such Person), (f) all obligations, contingent or otherwise, with respect to letters of credit (whether or not drawn), banker’s acceptances and surety bonds issued for the account of such Person, (g) all Hedging Obligations of such Person, (h) all Contingent Obligations of such Person (but limited, in the case of any guaranty of Debt described in clause (e) above, to the fair market value of the asset securing such Debt), (i) all indebtedness of any partnership of which such Person is a general partner, except to the extent that the terms of such indebtedness expressly provide that such Person is not liable therefor and (j) all obligations of such Person under any synthetic lease transaction, where such obligations are considered borrowed money indebtedness for tax purposes but the transaction is classified as an operating lease in accordance with GAAP. Notwithstanding the foregoing, in no event shall the following constitute Debt: (s) [reserved], (t) working capital adjustments and similar purchase price adjustments and any holdback or similar amount fully funded into escrow with a Person who is not a Group Company or an Affiliate of a Group Company unless such adjustments or amounts are not paid in full (within three Business Days) after becoming due and payable (unless being contested in good faith in accordance with the definitive documentation governing such obligations) in connection with Acquisitions and Investments, (u) trade accounts payable in the ordinary course of business to the extent not more than 365 days past due (unless subject to a good faith dispute), (v) deferred revenues, liabilities associated with customer prepayments and deposits and other accrued obligations (including transfer pricing and accruals for payroll and other operating expenses accrued in the ordinary course of business), (w) [reserved], (x) operating leases (solely to the extent not constituting an operating lease described in clause (j) above), (y) customary obligations under employment agreements and deferred compensation and (z) deferred revenue and deferred tax liabilities. “Debt for Borrowed Money” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all indebtedness evidenced by bonds, debentures, notes or similar instruments (including, without limitation, any notes issued to sellers in connection with an Acquisition and any convertible debt securities, debt instruments with warrants or secured or unsecured, senior, non-senior, or subordinated debt instruments, whether in the form of notes, loans, or credit facilities)), and (c) all Contingent Obligations of such Person solely with respect to any Debt under clauses (a) and (b)above. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event that, if it continues uncured, will, with the lapse of time or the giving of notice or both, constitute an Event of Default. “Demand Right” has the meaning set forth in Section 6.11. “Disposition” means “Disposition” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from

8 LEGAL_US_E # 185861857.6 time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Disqualified Equity Interest” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for Equity Interests that are not otherwise Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Equity Interests that are not otherwise Disqualified Equity Interests), in whole or in part, (iii) provides for the scheduled payments of dividends in cash (other than Tax Distributions), or (iv) is or becomes convertible into or exchangeable for Debt or any other Equity Interest that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Term Loan Maturity Date as in effect on the date of the issuance of such Equity Interest, except to the extent that the terms of such Equity Interest expressly provides that such mandatory redemption, dividend or any other similar right, is exercisable or payable only to the extent that the Obligations shall have been Paid in Full. “Disqualified Institution” shall mean collectively, (i) those banks, financial institutions and other institutional lenders and investors that have been separately identified in writing by the Borrower or the Sponsor to the Lenders and the Agent prior to the execution of the Effective Date Acquisition Agreement (or (x) if after such date and prior to the Effective Date, that are reasonably acceptable to the Lenders or (y) if after the Effective Date, that are identified to the Lenders and the Agent in writing no more than two (2) times per year which shall be subject to the prior written consent of the Required Lenders), (ii) those persons who are competitors of the Borrower and its Subsidiaries (including those acquired pursuant to the Effective Date Acquisition Agreement) that are identified in writing by the Borrower or the Sponsor to us from time to time prior to the Effective Date (which list of competitors may be supplemented by the Borrower after the Effective Date by means of a written notice to the Lenders and the Agent but which supplementation shall not apply retroactively to disqualify any persons that have previously acquired an assignment or participation in the Loans) (“Competitors”) or (iii) in the case of each of clauses (i) and (ii), any of their Affiliates (which, for the avoidance of doubt, shall not include any bona fide debt investment funds that are Affiliates of the persons referenced in clause (ii) above) that are either (a) identified in writing by the Borrower or the Sponsor from time to time (but which supplementation shall not apply retroactively to disqualify any persons that have previously acquired an assignment or participation in the Note) or (b) reasonably identifiable on the basis of such Affiliate’s name. “Dividends” shall mean any direct or indirect distribution, dividend, or payment of cash or other property of any kind to any Person on account of any Equity Interests of the Borrower. “Dollar” and “$” mean lawful money of the United States of America. “EBITDA” means “EBITDA” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

9 LEGAL_US_E # 185861857.6 “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means April 10, 2025. “Effective Date Acquisition Agreement” has the meaning set forth in the preliminary statements to this Agreement. “Effective Date EBITDA” means $91,709,000. “Effective Date Equity Contribution” means the contribution, directly or indirectly, to the Senior Borrower by the Sponsors and certain other Permitted Holders arranged by and/or designated by each Sponsor of cash, which may be in the form of common equity (or preferred equity (on terms satisfactory to the Lenders)) at the levels of the Borrower, Holdings and the Senior Borrower, in an aggregate amount equal to at least $70,000,000. “Effective Date Sale/Leaseback Transaction” means that certain Sale/Leaseback Transaction entered into as of the Effective Date among the Effective Date Buyer and certain of its Affiliates, on the one hand, and Gator 25 LLC and EPRT Tennessee Properties LLC and certain of their respective Affiliates, on the other hand. “Effective Date Target” has the meaning set forth in the preliminary statements to this Agreement. “Environmental Claims” means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release of Hazardous Substances or for injury to the environment or to any Person or property related to such violation or release. “Environmental Laws” means all applicable federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all binding and applicable administrative orders, licenses, authorizations and permits of, and binding agreements with, any Governmental Authority or other Person, in each case relating to pollution or protection of the environment or, solely to the extent related to exposure to Hazardous Substances, workplace health and safety, including any of the foregoing relating to the use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, release, control or cleanup of any Hazardous Substance. “Equity Interest” (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person (other than an individual) that is not a corporation, any and all beneficial, partnership, membership, limited liability company, joint venture or other equity, ownership or profit interests in or of such Person including, in each instance in clauses (i) and (ii) above, options, warrants, securities convertible into Equity Interests and other equity securities. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “Erroneous Payment” has the meaning set forth in Section 9.14(a).

10 LEGAL_US_E # 185861857.6 “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning set forth in Section 8.1. “Existing Intercompany Balances” means, except as set forth in Section 5.04 of the Effective Date Acquisition Agreement (other than any intercompany balances to be cancelled, extinguished or terminated pursuant to the Company Internal Reorganization (as defined in the Effective Date Acquisition Agreement), which shall constitute Existing Intercompany Balances), all intercompany balances between the Seller Group (as defined in the Effective Date Acquisition Agreement) (other than a member of the Company Group (as defined in the Effective Date Acquisition Agreement)), on the one hand, and a member of the Company Group, on the other hand, that were entered into prior to the Effective Date. “Facility” means the Term Loans. “Fair Market Value” shall mean with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a sale of such asset at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as determined in good faith by the Borrower. “FATCA” means Sections 1471 through 1474 of the IRC (as of the date of this Agreement or any amended or successor version that is substantially comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the IRC, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the IRC. “Fiscal Quarter” means a fiscal quarter of a Fiscal Year. “Fiscal Year” means the fiscal year of Borrower and its Subsidiaries, which period shall be the 12- month period ending on December 31 of each year. “FRB” means the Board of Governors of the Federal Reserve System or any successor thereto. “GAAP” means generally accepted accounting principles in effect in the United States of America set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination. “Governmental Authority” means any nation or government or any multinational authority, or any state, commonwealth, protectorate or political subdivision thereof, and any agency, branch of government, department or Person exercising executive, legislative, judicial, tax, regulatory or administrative functions of or pertaining to government and any corporation or other Person owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing, whether domestic or foreign, including, without limitation, quasi-governmental entities established to perform the functions of any such agency, branch of government or Person. “Group Companies” means Holdings and its Subsidiaries, and “Group Company” means any of them.

11 LEGAL_US_E # 185861857.6 “Hazardous Substances” means hazardous wastes, hazardous substances, hazardous constituents, pollutants, contaminants, toxic substances, oil, hazardous materials or other chemicals, articles, or substances regulated by any Environmental Law due to its harmful, dangerous or deleterious properties or characteristics. “Hedging Obligation” means “Hedging Obligations” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Holdings” means Express Wash Intermediate, LLC, a Delaware limited liability company. “Immaterial Subsidiaries” means Subsidiaries of the Borrower (or any of its Subsidiaries) that account for, on a pro forma basis, (a) less than 6.0% of the total assets on an aggregate basis, (b) less than 6.0% of the EBITDA on a consolidated basis and (c) less than 6.0% of the annual consolidated revenues on an aggregate basis, in each case, of the Borrower and its respective Subsidiaries as reflected on the financial statements for the most recently completed Computation Period. “Indemnified Liabilities” has the meaning set forth in Section 10.5 hereof. “Indemnified Party” has the meaning set forth in Section 10.5. “Initial Lender” has the meaning set forth in the Preamble. “Initial Term Loan” and “Initial Term Loans” has the meaning set forth in Section 2.1.2. “Interest Rate” has the meaning set forth in Section 2.7.1. “Investment” means, with respect to any Person, (a) the purchase of any debt or Equity Interests of any other Person, (b) the making of any loan or advance to any other Person, (c) making any payment with respect to a Contingent Obligation in respect of obligations of any other Person (other than travel and similar advances to employees, officers and directors in the ordinary course of business) or (d) the making of an Acquisition. The amount of any Investment shall be deemed to be the fair market value of such Investment measured as of the date on which such Investment is made (without giving effect to any subsequent change in the value of such Investment) and shall be reduced (to not less than $0) by the amount of any Net Cash Proceeds received upon the disposition of such Investment. “Investment Affiliate” means any fund, partnership or investment vehicle that (a) is organized by a Sponsor for the purpose of making equity or debt investments in one or more companies and (b) is (x) controlled by, or under common control with, a Sponsor or (y) managed or advised by a Sponsor or its Affiliates. For purposes of this definition “control” means the power to direct or cause the direction of management and policies of a Person, whether by contract or otherwise. “IPO” means any transaction whereby, or upon the consummation of which, a parent entity of Holdings’ or Holdings’ common equity interests are, or may thereafter be, offered or sold (whether through an initial primary underwritten public offering or otherwise) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act of 1933, as amended, or to the equivalent registration documents filed with the equivalent authority in the applicable foreign jurisdiction. “IRC” means the Internal Revenue Code of 1986, as amended.

12 LEGAL_US_E # 185861857.6 “KPI Report” means “KPI Report” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “LCT Election” has the meaning set forth in Section 1.6. “LCT Test Date” has the meaning set forth in Section 1.6. “Legal Controlled Sale” has the meaning set forth in Section 6.11. “Legal Costs” means, with respect to any Person, all reasonable and invoiced fees and out-of- pocket charges of one primary outside legal counsel and one local counsel in each relevant jurisdiction, to such Person and all invoiced out of pocket court costs and similar legal expenses. “Lender Party” has the meaning set forth in Section 10.5. “Lenders” has the meaning set forth in the Preamble. “Lien” means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise. “Limited Condition Transaction” means any Permitted Acquisition or other Investment and any Restricted Payment, distribution or prepayment of Subordinated Debt, in each case, in connection with such Permitted Acquisition or other Investment permitted hereunder requiring irrevocable notice in advance thereof and for which such notice has been delivered (x) the consummation of which is not conditioned upon the availability of, or on obtaining, financing from the Lenders or any other third party and (y) that is consummated on or prior to one hundred twenty (120) days (or such later date as the Agent (at the written direction of the Required Lenders) may reasonably agree) after the Limited Condition Transaction Agreement for such Permitted Acquisition or Investments is entered into. “Limited Condition Transaction Agreement” means the definitive transaction agreement evidencing a Limited Condition Transaction. “Loan Documents” means this Agreement, the Notes, the Agent Fee Letter and all documents, instruments and agreements delivered by the Borrower or any Subsidiary thereof in connection with the foregoing (including, for the avoidance of doubt, any certificate, notice or other writing or any financial statement, schedule, attachment or appendix which is attached to, or expressly incorporated by reference into, such documents, instruments or agreements). “Loans” means Term Loans. “Make Whole Amount” means, at any date of repayment of the Term Loans or acceleration (each, a “Repayment Date”), a make whole premium, payable in cash as determined in good faith by the Borrower and confirmed by the applicable Lender to whom such Make Whole Amount is payable with written notice to the Agent, equal to the aggregate amount of interest that would otherwise have accrued at the Interest Rate on the principal amount of the portion of the Term Loans being repaid or accelerated from such repayment date through the end of the Make Whole Period (assuming for the purpose of such

13 LEGAL_US_E # 185861857.6 calculation that the principal amount of such Term Loans being repaid or accelerated remains outstanding during the entirety of the Make Whole Period); provided that, for the avoidance of doubt, the Make Whole Amount is not due on any amounts held by the Initial Lender and its Affiliates. “Make Whole Period” has the meaning set forth in Section 2.10.4(a). “Managed Lender Affiliate” means an Affiliate of a Lender, provided, that any such Affiliate of a Lender shall not be deemed to be a Managed Lender Affiliate if, at any applicable time of determination: (i) the applicable Lender shall have delivered to Agent a letter agreement regarding, among other things, its managerial independence from any Affiliates having interests in any Subordinated Debt or in the equity of any Group Company, and that is satisfactory to Agent in its sole discretion, (ii) the representations and warranties set forth in such letter agreement are and continue to be true and correct in all material respects, and (iii) such Lender shall have complied, in all material respects, with its obligations under such letter agreement, with respect to the foregoing clauses (ii) and (iii), as reasonably determined by the Required Lenders. “Margin Stock” means any “margin stock” as defined in Regulation T, U or X of the FRB. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business or properties of the Borrower and its Subsidiaries, taken as a whole or (b) a material impairment of the ability of the Borrower to perform any Obligations under any Loan Documents. “Material Debt” means (i) the Debt incurred pursuant to the Senior Credit Agreement and (ii) other Debt for Borrowed Money of the Borrower or any of its Subsidiaries, in the case of this clause (ii), with an original principal amount equal to or exceeding the greater of (x) 12% of Effective Date EBITDA and (y) 12% of Adjusted EBITDA. “Multiemployer Pension Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Group Company could reasonably expect have any liability, including on account of any member of the Controlled Group. “Net Cash Proceeds” means: (a) with respect to any Disposition, the aggregate cash proceeds (including cash proceeds received pursuant to policies of casualty insurance (but not, for the avoidance of doubt, business interruption insurance) and by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received in cash) received by any Group Company pursuant to such Disposition net of (i) the reasonable direct costs and expenses relating to such Disposition (including sales commissions and legal, accounting and investment banking fees, commissions and expenses and, with respect to any Disposition described in clause (b) or (c) of the definition thereof, all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, awards or other payments), (ii) any portion of such proceeds deposited in an escrow account pursuant to the documentation relating to such Disposition (provided that such amounts shall be treated as Net Cash Proceeds upon their release from such escrow account to the applicable Group Company), (iii) Taxes paid or reasonably estimated by Holdings and its Subsidiaries to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements related to such Disposition), and any Tax Distributions permitted to be paid pursuant to Section 7.3 in respect of any gains or income taxes arising from such Disposition or other event, and (iv) amounts required to be applied to the repayment of any Debt secured by a Lien that has priority over the Lien of Agent on the asset

14 LEGAL_US_E # 185861857.6 subject to such Disposition, and with respect to any Disposition described in clauses (b) or (c) of the definition thereof, any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments; (b) with respect to any issuance of Equity Interests, the aggregate cash proceeds received by the Borrower or any Subsidiary pursuant to such issuance, net of the reasonable direct costs relating to such issuance (including reasonable sales and underwriter’s commissions and discounts, legal, accounting and investment banking fees and expenses); and (c) with respect to any issuance of Debt, the aggregate cash proceeds received by the Borrower pursuant to such issuance, net of the reasonable direct costs relating to such issuance (including reasonable sales and underwriter’s commissions and discounts, legal, accounting and investment banking fees and expenses). “Not Otherwise Applied” means “Not Otherwise Applied” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Note” means a promissory note substantially in the form of Exhibit C. “Notice of Borrowing” means a written notice in substantially the form of Exhibit D, or such other form acceptable to the Agent. “Notice of Cash Interest Election” means a written notice in substantially the form of Exhibit E, or such other form acceptable to the Agent. “Obligations” means all liabilities, indebtedness, indemnification, payment and reimbursement obligations (monetary (including post-petition interest, costs, fees, expenses and other amounts, whether allowed or not) or otherwise) of the Borrower under this Agreement or any other Loan Document, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. “OFAC” has the meaning set forth in Section 5.22(a). “Paid in Full”, “Pay in Full” or “Payment in Full” means, with respect to any Obligations, the payment in full in cash of all such Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), and the termination or expiration of all commitments to lend or other obligations of the Lenders to provide any additional credit or extensions of credit under the Loan Documents. “Parent” means Magnolia Topco, L.P., a Delaware limited partnership. “Patriot Act” has the meaning set forth in Section 10.19 hereof. “Payment Recipient” has the meaning set forth in Section 9.14(a). “PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

15 LEGAL_US_E # 185861857.6 “Pension Plan” means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Pension Plan), Section 412 of the Code or Section 302 of ERISA and to which any Group Company could reasonably expect to have any liability, including any liability on account of any member of the Controlled Group or by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA. “Permitted Acquisition” means “Permitted Acquisition” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders); provided, that the Non-Loan Party Cap (as defined in the Senior Credit Agreement) shall not apply to any use of term “Permitted Acquisition” herein; provided, further, that the leverage ratio set forth in clause (g) thereof shall be increased by 20% for purposes hereof. “Permitted Construction Debt” means “Permitted Construction Debt” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Permitted Equity Issuance” means “Permitted Equity Issuance” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Permitted Earn-Outs” means “Permitted Earn-Outs” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Permitted Holders” means (a) the Sponsors, (b) other investors that, directly or indirectly, beneficially own Equity Interests in Holdings on the Effective Date after giving effect to the Related Transactions and (c) their respective Affiliates, spouses, children and any trusts established solely for any of their benefit. “Permitted Liens” means Liens permitted by Section 7.2 or otherwise expressly permitted pursuant to a Loan Document. “Permitted Real Property” means any real property acquired after the Effective Date with the intention of completing a Sale/Leaseback Transaction with respect to such real property. “Permitted Refinancing” means Debt constituting a refinancing or extension of Debt permitted hereunder that: (a) has an aggregate outstanding principal amount not greater than the aggregate principal amount of the Debt being refinanced or extended, except by an amount equal to the unpaid accrued interest and premium thereon, defeasance costs and other reasonable amounts paid and fees and expenses incurred in connection therewith;

16 LEGAL_US_E # 185861857.6 (b) has a weighted average life to maturity (measured as of the date of such refinancing or extension) and maturity no shorter than that of the Debt being refinanced or extended; (c) is not entered into as part of a Sale/Leaseback Transaction; (d) is not secured by a Lien on any assets other than the collateral securing the Debt being refinanced or extended; (e) the obligors of which are the same as the obligors of the Debt being refinanced or extended; (f) is payment and/or lien subordinated to the Obligations at least to the same extent and in the same manner as the Debt being refinanced or extended or that are otherwise reasonably satisfactory to the Required Lenders; and (g) is otherwise on terms no less favorable to the Group Companies and their Subsidiaries, taken as a whole, than those of the Debt being refinanced or extended. “Permitted Sale/Leaseback Transaction” means “Permitted Sale/Leaseback Transaction” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Permitted Seller Debt” means “Permitted Seller Debt” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Permitted Tax Restructuring” means “Permitted Tax Restructuring” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Person” means any natural person, corporation, partnership, trust, limited liability company, association, Governmental Authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity. “PIK Amount” has the meaning set forth in Section 2.7.2. “Plan” means any employee benefit plan, program or arrangement, including any “employee benefit plan” as defined in Section 3(3) of ERISA, that is maintained or contributed to by the Borrower or any Group Company or with respect to which the Borrower or any Group Company has any liability (including on account of any member of the Controlled Group), other than a Multiemployer Pension Plan or Pension Plan. “Pro Forma EBITDA” means “Pro Forma EBITDA” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders).

17 LEGAL_US_E # 185861857.6 “Pro Rata Term Loan Share” means, with respect to any Lender, the percentage equal to such Lender’s share of the Term Loan Commitment, or if the Term Loan Commitment has terminated, its share of the Term Loans, in each case as reflected in this Agreement on Annex I (as adjusted or acquired as a result of an assignment pursuant to an Assignment Agreement). “Purchase Notice” has the meaning set forth in Section 10.8.6. “Purchase Offer” has the meaning set forth in Section 2.16.1(a). “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Qualifying Sponsor Subordinated Debt” means “Qualifying Sponsor Subordinated Debt” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Recipient” means (a) Agent or (b) any Lender, as applicable. “Register” has the meaning set forth in Section 10.8.1(c) hereof. “Related Transactions” means (a) the consummation of the Effective Date Acquisition, (b) the consummation of the Effective Date Refinancing (as defined in the Senior Credit Agreement), (c) the consummation of the other transactions contemplated by the Senior Credit Agreement and by the Effective Date Acquisition Agreement and (d) the consummation of the Effective Date Sale/Leaseback Transaction, (e) the consummation of the transactions contemplated hereby and (f) the payment of fees, costs and expenses in connection therewith. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Remaining Initial Lender” has the meaning set forth in Section 6.11. “Repayment Date” has the meaning set forth in the definition of “Make Whole Amount.” “Replacement Lender” has the meaning set forth in Section 3.7(b). “Required Lenders” means Lenders having Pro Rata Term Loan Shares the aggregate Dollar equivalent amount of which exceeds fifty percent (50%) of the outstanding Term Loans as of such date. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” has the meaning set forth in Section 7.3. “Sale” has the meaning set forth in Section 6.11. “Sale Agreement” has the meaning set forth in Section 6.11. “Sale/Leaseback Transaction” means any transaction or series of related transactions pursuant to which (a) any Group Company or other Person sells, transfers or otherwise disposes of any real property

18 LEGAL_US_E # 185861857.6 (or caused any real property to be sold, transferred or otherwise disposed), whether now owned or hereafter acquired, and (b) as part of such transaction or series of related transactions, one or more Group Companies thereafter rents or leases such real property. “Sale Notice” has the meaning set forth in Section 6.11. “Sale Notice Submission Date” has the meaning set forth in Section 6.11. “Scheduled Interest Payment Date” has the meaning set forth in Section 2.7.2. “SDN List” has the meaning set forth in Section 5.22(a). “Secured Debt” means “Secured Debt” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Secured Net Debt to EBITDA Ratio” means, for Holdings and its Subsidiaries on a consolidated basis as of the last day of any Fiscal Quarter or any other date of determination, the ratio of: (a) (1) Secured Debt as of such day, minus (2) (i) for the Unlimited Cash Netting Period, the aggregate amount of Unrestricted Cash of Holdings and its Subsidiaries as of the date of determination and (ii) for each Fiscal Quarter thereafter, the Capped Cash Netting Amount; to (b) Adjusted EBITDA for the most recently completed Computation Period. “Securitization” has the meaning set forth in Section 10.9 hereof. “Senior Agent” means (a) Acquiom Agency Services LLC, as agent under the Senior Credit Agreement for the Senior Lenders, and its successors and permitted assigns and (b) any agent under the Senior Loan Documents, as the context requires. “Senior Borrower” means Express Wash Acquisition Company, LLC, a Delaware limited liability company, together with each other Person who becomes a borrower under the Senior Credit Agreement by execution of a Borrower Joinder (as defined in the Senior Credit Agreement). “Senior Credit Agreement” means the Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Senior Borrower, Holdings, the financial institutions from time to time party thereto, as lenders, and Acquiom Agency Services LLC, as administrative agent for the lenders, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Senior Debt” means “Senior Debt” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders).

19 LEGAL_US_E # 185861857.6 “Senior Gross Debt to EBITDA Ratio” means, for Holdings and its Subsidiaries on a consolidated basis as of the last day of any Fiscal Quarter or any other date of determination, the ratio of (a) Senior Debt as of such day to (b) Adjusted EBITDA for the most recently completed Computation Period. “Senior Lenders” means (a) the financial institutions party to the Senior Credit Agreement, as lenders, and each of their successors and permitted assigns and (b) the financial institutions under any other Senior Loan Documents. “Senior Loan Documents” means the Senior Credit Agreement and the other “Loan Documents” referred to in the Senior Credit Agreement. “Senior Net Debt to EBITDA Ratio” means, for Holdings and its Subsidiaries on a consolidated basis as of the last day of any Fiscal Quarter or any other date of determination, the ratio of: (a) (1) Senior Debt as of such day, minus (2) (i) for the Unlimited Cash Netting Period, the aggregate amount of Unrestricted Cash of Holdings and its Subsidiaries as of the date of determination and (ii) for each Fiscal Quarter thereafter, the Capped Cash Netting Amount; to (b) Adjusted EBITDA for the most recently completed Computation Period. “Senior Obligations” means “Obligations” as defined in the Senior Credit Agreement as in effect on the date hereof, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Solvent” and “Solvency” means with respect to any Person on any date of determination, that on such date (a) the Fair Value and the Present Fair Salable Value of the assets of such Person and its Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities; (b) such Person and its Subsidiaries taken as a whole do not have Unreasonably Small Capital; and (c) such Person and its Subsidiaries taken as a whole can pay their Stated Liabilities and Identified Contingent Liabilities as they mature. For purposes of the foregoing, (i) “Fair Value” means the amount at which the assets (both tangible and intangible), in their entirety, of a Person and its Subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act; (ii) “Present Fair Salable Value” means the amount that could be obtained by an independent willing seller from an independent willing buyer if the assets (both tangible and intangible) of a Person and its Subsidiaries taken as a whole are sold on a going concern basis with reasonable promptness in an arm’s- length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated; (iii) “Stated Liabilities” means the recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of a Person and its Subsidiaries taken as a whole, determined in accordance with GAAP consistently applied; (iv) “Identified Contingent Liabilities” means the maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of a Person and its Subsidiaries taken as a whole (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of such Person; (v) “can pay their Stated Liabilities and Identified Contingent Liabilities as they mature” means a Person and its Subsidiaries taken as a whole have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or (in the case of contingent liabilities) otherwise become

20 LEGAL_US_E # 185861857.6 payable; and (vi) “do not have Unreasonably Small Capital” means a Person and its Subsidiaries taken as a whole have sufficient capital to ensure that it is a going concern. “Specified Event of Default” means an Event of Default arising under (i) Section 8.1.1 or (ii) Section 8.1.3. “Sponsors” means Oaktree Capital Management, L.P., A&M Capital Advisors, LP, a Delaware limited partnership, and each of their respective Investment Affiliates, and “Sponsor” means any of them. “Subordinated Debt” means “Subordinated Debt” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, such number of outstanding shares or other Equity Interests as to have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Borrower. “Target” means the Person, business, division, unit or substantially all of the assets of a Person, acquired in an Acquisition. “Tax Distributions” means payments or distributions by any Group Company or the Borrower to enable the direct and indirect equity owners of the Borrower to pay (a) in respect of any taxable period for which the Borrower is a member of a consolidated, combined, affiliated, unitary or similar tax group for U.S. federal and/or applicable state, local or foreign tax purposes of which a direct or indirect parent of the Borrower is the common parent, or for which the Borrower is a disregarded entity for U.S. federal income tax purposes that is wholly owned (directly or indirectly) by a C-corporation for U.S. federal and/or applicable state, local or foreign tax purposes, the consolidated, affiliated, unitary or similar type of income or similar Tax liabilities of any direct or indirect parent, to the extent such payments cover taxes that are attributable to the taxable income of the Borrower and its Subsidiaries in an amount not to exceed the amount of any U.S. federal, state, or local income taxes that the Borrower and/or its Subsidiaries, as applicable, would have paid for such taxable period had the Borrower and/or its Subsidiaries, as applicable, been a stand-alone corporate taxpayer or a stand-alone corporate group (without duplication, for the avoidance of doubt, of any amount of such taxes actually directly paid by the Borrower and/or any of its Subsidiaries to the relevant taxing authority, if any) or (b) in respect of any taxable period for which the Borrower is a partnership, a disregarded entity or other pass-through entity for U.S. federal income tax purposes, the income or similar Tax liabilities of any direct or indirect owners of the Borrower arising from their direct or indirect interest in the Borrower and its Subsidiaries, computed by using the highest marginal combined federal, state, and local tax rate of an individual or corporation (whichever is highest) residing or organized in San Francisco, California; provided that, such amount shall be calculated pursuant to Section 4.1(c) of the Amended and Restated Agreement of Limited Partnership of Parent, as in effect on the date hereof (and, notwithstanding anything to the contrary in this Agreement, ignoring in each case any restriction or limitation therein made by reference to this Agreement, the Loan Documents or any other credit facilities) “Taxes” means any present or future taxes and other taxes, fees, duties, levies, withholdings (including backup withholding), penalties, interest, additions to tax or other charges in the nature of a tax imposed by any taxing authority.

21 LEGAL_US_E # 185861857.6 “Term Loan Maturity Date” means July 10, 2031; provided, that if such date is not a Business Day, the Term Loan Maturity Date shall be the immediately succeeding Business Day. “Term Loan” and “Term Loans” means any Initial Term Loan made hereunder pursuant to Section 2.1.2. “Term Loan Commitment” means, as to each Lender, its obligation to make an Initial Term Loan to the Borrower hereunder, expressed as an amount representing the maximum principal amount of the Initial Term Loans to be made by such lender under this Agreement. As of the Effective Date, the Term Loan Commitments are in an aggregate principal amount of $130,000,000. “Threshold Amount” means the greater of (a) 12% of Effective Date EBITDA and (b) 12% of Adjusted EBITDA as of the most recently ended Computation Period. “Total Debt” means “Total Debt” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders). “Total Gross Debt to EBITDA Ratio” means, for Holdings and its Subsidiaries on a consolidated basis as of the last day of any Fiscal Quarter or any other date of determination, the ratio of (a) Total Debt as of such date to (b) Adjusted EBITDA for the most recently completed Computation Period. “Total Net Debt to EBITDA Ratio” means, for Holdings and its Subsidiaries on a consolidated basis as of the last day of any Fiscal Quarter or any other date of determination, the ratio of: (a) (1) Total Debt as of such day, minus (2) (x) for the Unlimited Cash Netting Period, the aggregate amount of Unrestricted Cash of Holdings and its Subsidiaries as of the date of determination and (y) for each Fiscal Quarter thereafter, the Capped Cash Netting Amount; to (b) Adjusted EBITDA for the most recently completed Computation Period. “U.S. Lender” means a Lender that is a “United States person” as such term is defined in Section 7701(a)(30) of the IRC. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unlimited Cash Netting Period” means “Unlimited Cash Netting Period” as defined in the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders).

22 LEGAL_US_E # 185861857.6 “Wholly-Owned Subsidiary” means, as to any Person, another Person all of the Equity Interests of which (except directors’ qualifying shares) are at the time directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Interpretation. (a) In the case of this Agreement and each other Loan Document, (i) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms; (ii) Annex, Exhibit, Schedule and Section references are to such Loan Document unless otherwise specified; (iii) the term “including” is not limiting and means “including but not limited to”; (iv) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”; (v) unless otherwise expressly provided in such Loan Document, (A) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, restatements, refinancings, replacements and other modifications thereto, but only to the extent such amendments, restatements, refinancings, replacements and other modifications are not prohibited by the terms of any Loan Document, and (B) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation; (vi) this Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, all of which are cumulative and each shall be performed in accordance with its terms; and (vii) this Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to Agent, the Group Companies, Lenders and the other parties hereto and thereto and are the products of all parties; accordingly, they shall not be construed against Agent or Lenders merely because of Agent’s or Lenders’ involvement in their preparation. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to in this Agreement shall be made, without giving effect to any election under Accounting Standards Codification 825-10 (or any other Financial Account Standard having a similar result or effect) to value any Debt or other liabilities of the Borrower, any Group Company or any Subsidiary of any Group Company at “fair value.” Whenever any payment, delivery or performance obligation hereunder or under any other Loan Document shall be stated to be due or required to be satisfied on a day other than a Business Day, such payment or performance or delivery shall be made or satisfied on the next immediately succeeding Business Day. Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Notwithstanding anything to the contrary in this Agreement, (I) any division of a limited liability company shall constitute a separate Person hereunder, and each resulting division of any limited liability company that, prior to such division, is a Subsidiary, a Group Company, a joint venture or any other like term shall remain a Subsidiary, a Group Company, a joint

23 LEGAL_US_E # 185861857.6 venture, or other like term, respectively, after giving effect to such division, to the extent required under this Agreement, and any resulting divisions of such Persons shall remain subject to the same restrictions and corresponding exceptions applicable to the pre-division predecessor of such divisions and (II) in no event shall Holdings or the Borrower be permitted to effectuate a division. (b) Notwithstanding anything in this Agreement or any Loan Document to the contrary, (i) the Borrower may rely on more than one basket or exception hereunder (including both ratio-based and non-ratio based baskets and exceptions, and including partial reliance on different baskets that, collectively, permit the entire proposed transaction) at the time of any proposed transaction, and the Borrower may, in its sole discretion, at any later time divide, classify or reclassify such transaction (or any portion thereof) in any manner that complies with the available baskets and exceptions within the same covenant hereunder at such later time (and, solely with respect to the reallocation of capacity under Section 7.3(xxii) and Section 7.3(xxviii) to Section 7.10(p) and the Available Amount, among different covenants), the Borrower may, in its sole discretion, at any later time divide, classify or reclassify such transaction (or any portion thereof) in any manner that complies with the available baskets and exceptions within the applicable covenants, and (ii) unless the Borrower elects otherwise, if the Borrower or any Subsidiary thereof in connection with any transaction or series of such related transaction (A) incurs Debt, creates Liens, makes dispositions, makes Investments, makes any Restricted Payments or repays any Debt or takes any other action under or as permitted by a ratio-based basket and (B) incurs debt, creates Liens, makes dispositions, makes Investments, makes Restricted Payments or repays any Debt or takes any other action under a non-ratio-based basket, then the applicable ratio will be automatically deemed to be calculated with respect to any such action under the applicable ratio-based basket without regard to any such action under such non-ratio-based basket made in connection with such transaction or series of related transactions. 1.3 [Reserved]. 1.4 [Reserved]. 1.5 [Reserved]. 1.6 Limited Condition Transactions. Notwithstanding anything in this Agreement or any Loan Document to the contrary, when (a) testing availability in connection with the incurrence of Debt, the creation of Liens, acquisition, merger, amalgamation or similar transaction or the making of any Disposition, the making of an Investment, the making of a Restricted Payment, repayment of Subordinated Debt, the designation of a Subsidiary as restricted or unrestricted, the repayment of Debt or for any other purpose, (b) determining compliance with any representation or warranty, or a requirement regarding the absence of Defaults or Events of Defaults, or (c) determining compliance with any provision of this Agreement which requires the calculation of the Senior Net Debt to EBITDA Ratio, Senior Gross Debt to EBITDA Ratio, Secured Net Debt to EBITDA Ratio, Total Gross Debt to EBITDA Ratio and Total Net Debt to EBITDA Ratio,

24 LEGAL_US_E # 185861857.6 in each case of clauses (i) through (iii) in connection with a Limited Condition Transaction, the date of determination of such ratio, the accuracy of such representation or warranty (but taking into account any earlier date specified therein), whether any Default or Event of Default has occurred, is continuing or would result therefrom, or the testing of availability shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into or irrevocable notice of prepayment is delivered (the “LCT Test Date”). If, after giving effect to such Limited Condition Transaction and the other transactions to be entered into in connection therewith, on a pro forma basis, such ratios, representations and warranties, absence of defaults, testing of availability and other provisions are calculated as if such Limited Condition Transaction or other transactions had occurred at the beginning of the most recent Computation Period ending prior to the LCT Test Date for which financial statements are available, the Borrower could have taken such action on the relevant LCT Test Date in compliance with the applicable ratios or other provisions, such provisions shall be deemed to have been complied with, unless a Specified Event of Default is continuing on the date on which such Limited Condition Transaction is consummated. For the avoidance of doubt, if any of such ratios, representations and warranties, absence of defaults, testing of availability or other provisions are exceeded or breached as a result of fluctuations in such ratio (including due to fluctuations of the Target of any Limited Condition Transaction), a change in facts and circumstances or other provisions at or prior to the consummation of the relevant Limited Condition Transaction, such ratios, representations and warranties, absence of defaults, satisfaction of conditions precedent and other provisions will not be deemed to have been exceeded, breached, or otherwise failed as a result of such fluctuations or changed circumstances solely for purposes of determining whether the Limited Condition Transaction and any related transactions is permitted hereunder. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability or otherwise on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Debt (other than Debt incurred under the Revolving Loan Facility (as defined in the Senior Credit Agreement)) and the use of proceeds thereof) have been consummated. 1.7 Cashless Roll. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless mechanism approved by the Borrower, the Agent and such Lender. Section 2. Credit Facilities 2.1 Commitments. On and subject to the terms and conditions of this Agreement, each Lender, severally and for itself alone, agrees as follows: 2.1.1 [Reserved]. 2.1.2 Term Loan Commitment.

25 LEGAL_US_E # 185861857.6 (a) Each Lender shall be deemed to have made a loan to the Borrower (each such loan, an “Initial Term Loan” and collectively, the “Initial Term Loans”) on the Effective Date in an aggregate principal amount for each Lender equal to such Lender’s applicable Pro Rata Term Loan Share of the Term Loan Commitment. The Commitments of Lenders to make Initial Term Loans shall terminate concurrently with the making of the Initial Term Loans on the Effective Date. Initial Term Loans which are repaid or prepaid by the Borrower, in whole or in part, may not be reborrowed. 2.2 Notice of Borrowing. Each borrowing shall be made upon the Borrower’s notice to the Agent. Each notice shall be in the form of a Notice of Borrowing, appropriately completed and signed by the Borrower and must be received by the Agent not later than 11:00 a.m., New York City time one (1) Business Day prior to the date of the requested borrowing. Each Notice of Borrowing shall specify (a) the aggregate amount of the requested borrowing and (b) the date of such borrowing (which shall be a Business Day). 2.3 Funding by Lenders. It is acknowledged and agreed that the funding of the Loans by the Initial Lender shall be deemed to have occurred upon consummation of the Effective Date Acquisition. The Agent may presume that the Effective Date Acquisition has occurred on the Effective Date, and the Agent is entitled to rely on the Notice of Borrowing and Annex I and record such Loans in the Register on the Effective Date without any liability for doing so. 2.4 Commitments Several. The failure of any Lender to make a requested Loan on any date shall not relieve any other Lender of its obligation (if any) to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender. 2.5 [Reserved]. 2.6 Loan Accounting. 2.6.1 Recordkeeping. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender. Agent shall maintain the Register in accordance with Section 10.8.1(c). The entries made in the records maintained pursuant to this Section 2.6.1 shall be prima facie evidence absent manifest error of the existence and amounts of the obligations recorded therein. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the Obligations of the Borrower hereunder or under any Note to repay the principal amount of the Loans hereunder, together with all interest accruing thereon. In the event of any conflict between the records maintained by any Lender and the records maintained by the Agent in such matters, the records of the Agent shall control in the absence of manifest error. 2.6.2 Notes. At the request of any Lender to the Borrower, the Loans of such Lender shall be evidenced by a Note, with appropriate insertions, payable to such Lender in a face principal amount equal to the sum of such Lender’s Pro Rata Term Loan Share and payable in such amounts and on such dates as are set forth herein.

26 LEGAL_US_E # 185861857.6 2.7 Interest. 2.7.1 Interest Rates. The Borrower promises to pay interest on the unpaid principal amount of each Loan for the period commencing on the Effective Date until such Loan is paid in full at a rate per annum equal to (i) for the period beginning on the Effective Date and ending on the twelve (12) month anniversary of the Effective Date, 13.0%, (ii) for the period beginning on the first day following the twelve (12) month anniversary of the Effective Date and ending on the twenty-four (24) month anniversary of the Effective Date, 15.0% and (iii) for the period beginning on the first day following the twenty-four (24) month anniversary of the Effective Date and thereafter until the Term Loan Maturity Date, 17.0%; provided that, if a Sale is not completed prior to the twelve (12) month anniversary of the Sale Notice Submission Date and upon written notice by the Initial Lender to the Agent, then the applicable Interest Rate owed to any Remaining Initial Lender (but not any other Lender) shall increase by 2.0% per annum every three (3) months following such anniversary (the applicable rate set forth in this Section 2.7.1, the “Interest Rate”). If any Event of Default has occurred and is continuing, then, upon the written election of the Required Lenders, for so long as such Event of Default is continuing, to the extent permitted by applicable law, the Interest Rate shall increase by 2.0% per annum. Notwithstanding anything to the contrary herein, in no event shall interest payable by the Borrower to Agent on behalf of Lenders hereunder exceed the maximum rate permitted under applicable law, and if any such provision of this Agreement is in contravention of any such law, such provision shall be deemed modified to limit such interest to the maximum rate permitted under such law. Any accrued interest not previously paid shall be paid in full, in cash, at the earlier of (i) the Term Loan Maturity Date and (ii) such time as all remaining unpaid principal on each Loan is paid in accordance with this Section 2.7. 2.7.2 Interest Payment Dates. All interest on the unpaid principal amount of each Loan shall accrue on a daily basis beginning on the Effective Date and shall be payable in arrears on (i) the last Business Day of each March, June, September and December prior to the Term Loan Maturity Date (a “Scheduled Interest Payment Date”) and (ii) upon the earlier of (A) the Term Loan Maturity Date and (B) the date of any prepayment, redemption or repurchase of all or any portion of the Loans (in the case of this clause (B), solely with respect to accrued and unpaid interest on the principal amount of such Loans so prepaid, redeemed or repurchased). All interest accrued hereunder shall be paid on the applicable Scheduled Interest Payment Date in kind (such payment amount, the “PIK Amount”) by increasing the then-outstanding principal amount outstanding on the applicable Scheduled Interest Payment Date by such PIK Amount. For the avoidance of doubt, once the PIK Amount is capitalized on the applicable Scheduled Interest Payment Date pursuant to the foregoing, all references in this Agreement to the principal amount outstanding of the Loans shall be deemed to include such PIK Amount. Notwithstanding the foregoing, the Borrower may, in its sole discretion, elect to pay all or a portion of the interest due in cash in Dollars by providing written notice to Agent at least six (6) Business Days prior to the applicable Scheduled Interest Payment Date by delivering a Notice of Cash Interest Election. 2.7.3 [Reserved]. 2.7.4 Computation of Interest.

27 LEGAL_US_E # 185861857.6 Interest shall be computed for the actual number of days elapsed on the basis of a year of 365 or 366 days, as applicable (including the first day but excluding the last day of the relevant calculation period). 2.8 Fees. 2.8.1 [Reserved]. 2.8.2 [Reserved]. 2.8.3 Agent’s Fees. The Borrower agrees to pay to Agent, for its account, on the Effective Date and on certain other dates pursuant to the Agent Fee Letter and as otherwise agreed to from time to time by the Borrower and Agent, fees in the amounts agreed to by and between the Borrower and Agent. Such fees shall be earned when due and non-refundable for any reason. 2.9 [Reserved]. 2.10 Prepayment. 2.10.1 Voluntary Prepayment. (a) Borrower may from time to time prepay the Term Loans, in whole or ratably in part, at a price equal to 100% of the principal amount of the Term Loans so prepaid, together with all accrued and unpaid interest on the principal amount of the Term Loans so prepaid. Any such partial prepayment shall be in an amount equal to $250,000 or a higher integral multiple of $100,000 (or, if less, the remaining outstanding principal balance thereof). Any portion of the Term Loans which are prepaid shall not be reissued or reborrowed. (b) Notice of each voluntary prepayment of the Term Loans pursuant to Section 2.10.1(a) (i) shall be given by 12:00 noon New York City time at least three (3) Business Days’ prior to the prepayment date, (ii) shall be irrevocable but may be conditional to the extent specified by the Borrower therein (including, upon the prepayment of indebtedness, the consummation of a specified transaction, or as otherwise specified in such notice) and (iii) specify, (A) the date of prepayment, (B) the aggregate principal amount of the Term Loans to be prepaid on such date and (C) the accrued interest and any Make Whole Amount applicable to such prepayment. The proceeds of any optional prepayment shall be applied in accordance with Section 2.12.2 and subject to the requirements of Section 2.10.1(c). (c) Upon each optional prepayment of the Term Loans, in whole or in part, the Borrower will, unless the conditions to prepayment set forth therein are not satisfied, pay in cash the principal amount of the Term Loans to be prepaid as set forth in the notice delivered pursuant to this Section 2.10.1(b), together with unpaid interest in respect thereof accrued to and including the Repayment Date and any applicable Make Whole Amount. On any Repayment Date, the Agent shall be entitled to presume such repayment was made in reliance upon the written notice delivered pursuant to Section 2.10.1(b) and shall reflect in the Register the amount of principal prepaid, without liability for doing so. 2.10.2 Mandatory Repayment and Prepayment.

28 LEGAL_US_E # 185861857.6 (a) The Borrower shall repay the Term Loans until paid in full, at the following times and in the following amounts: (i) The entire remaining principal amount of each Term Loan, together with all accrued and unpaid interest thereon and all other amounts due with respect thereto (if any) in cash, shall be paid in full on the earlier of (A) Term Loan Maturity Date or on any accelerated maturity date under this Agreement and (B) the date of any acceleration of the Loans pursuant to Section 8.2; (ii) within five (5) Business Days immediately following the receipt by the Borrower of any Net Cash Proceeds from any incurrence of Debt for Borrowed Money in an amount equal to such Net Cash Proceeds; and (iii) upon the occurrence of a Change of Control, the Borrower shall repay in full the outstanding Term Loans in cash, at a price equal to 100% of the entire unpaid principal amount of such Term Loans, together with all accrued and unpaid interest thereon through the date of repayment and all other amounts due with respect thereto (if any) in case. (iv) The Borrower shall give written notice to Agent not later than 12:00 noon New York City time at least one (1) Business Day prior to each mandatory prepayment pursuant to clause (a) of Section 2.10.2. Such notice of mandatory prepayment shall specify: (A) the date of prepayment, (B) the aggregate principal amount of the Term Loans to be prepaid on such date, (C) the accrued interest and any Make Whole Amount applicable to such prepayment, (D) the applicable clause of this Section 2.10.2 to which such mandatory prepayment is being made, and (E) a reasonably detailed calculation of such mandatory prepayment. Upon receipt of such notice of mandatory prepayment, Agent shall promptly notify each Lender of such notice; provided that failure of the Borrower to provide such notice shall not constitute a Default. The proceeds of any repayment pursuant to this Section 2.10.2(a) shall be applied in accordance with Section 2.12. (b) [Reserved]. 2.10.3 [Reserved]. 2.10.4 Make Whole Amount. (a) Notwithstanding anything in this Agreement to the contrary, if any Loans have been assigned by the Initial Lender to any other Lender other than an Affiliate of the Initial Lender (each such assignee Lender and its permitted successors and assigns, an “Assignee Lender”), then, in connection with (v) any repayment of all or a portion of the Term Loans pursuant to Section 6.11, (w) any voluntary repayment of all or a portion of the Term Loans pursuant to Section 2.10.1, (x) any mandatory repayment of all or a portion of the Term Loans pursuant to Section 2.10.2, (y) any assignment of the Term Loans pursuant to Section 10.8.6 and/or (z) any acceleration of the obligations under this Agreement in accordance with Section 8.2, in each case, prior to the earlier of (i) the date that is thirty (30) months following the Effective Date and (ii) the date that is eighteen (18) months following the applicable assignment to an Assignee Lender (the period from the assignment of such note to an Assignee Lender through the earlier of clause (i) and (ii), the “Make Whole Period”), the Borrower agrees to pay to the applicable Assignee Lender(s) the Make Whole Amount (as determined in good faith by the Borrower and confirmed by the applicable Lender to whom such Make Whole Amount is payable with written notice to the Agent) with respect to any

29 LEGAL_US_E # 185861857.6 such prepayment, redemption, repayment or acceleration of the Term Loans; provided that, for the avoidance of doubt, such Make Whole Amounts are not due on any amounts held by the Initial Lenders and its Affiliates. 2.11 [Reserved]. 2.12 Payment. 2.12.1 Making of Payments. All payments of principal of or interest on the Notes, and of all fees, shall be made by the Borrower to Agent without setoff, recoupment or counterclaim and by wire transfer in immediately available funds at the office specified by Agent not later than 12:00 noon New York City time on the date due, and funds received after that hour may, in the sole discretion of the Agent, be deemed to have been received by Agent on the following Business Day. Agent shall promptly remit to each Lender its share of all principal payments received in collected funds by Agent for the account of such Lender. 2.12.2 Application of Payments and Proceeds. (a) Subject to the provisions of Sections 2.12.2(b) below, each payment of principal shall be applied to the Loans for the account of each Lender according to its Pro Rata Term Loan Share thereof. Concurrently with each remittance to any Lender of its share of any such payment, Agent shall advise such Lender as to the application of such payment. (b) If any Event of Default shall have occurred and be continuing, notwithstanding anything herein or in any other Loan Document to the contrary, Agent shall apply all or any part of payments in respect of the Obligations, in the following order: (i) FIRST, to the payment of all fees, costs, expenses and indemnities (including reasonable and documented out-of-pocket costs and expenses of its legal counsel) due and owing to Agent under this Agreement or any other Loan Document until Paid in Full; (ii) SECOND, to the payment of all fees, costs, expenses and indemnities due and owing to Lenders in respect of the Loans and Commitments (including, without limitation, all court costs and documented fees and expenses of the Lenders’ agents and legal counsel and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder and to the extent due and owing hereunder), pro rata based on each Lender’s Pro Rata Term Loan Share thereof, until Paid in Full; (iii) THIRD, to the payment of all accrued and unpaid interest due and owing to Lenders in respect of the Loans and Commitments, pro rata based on each Lender’s Pro Rata Term Loan Share thereof, until Paid in Full; (iv) FOURTH, pro rata to the payment, prepayment, redemption or repurchase of all principal of the Loans due and owing, pro rata based on each Lender’s Pro Rata Term Loan Share thereof, on the Term Loan Maturity Date (or the date on which the Loans are otherwise repaid or repurchased pursuant to Sections 2.10.1 and 2.10.2); and

30 LEGAL_US_E # 185861857.6 (v) FIFTH, to the payment of the Make Whole Amount (if any). 2.12.3 [Reserved]. 2.12.4 Set-off. All payments to be made hereunder by the Borrower to the Agent or any Lender shall be made without offset, setoff or other deduction of any kind; provided, that the Agent (acting at the direction of and upon written notice by the Initial Lender to the Agent) shall have the right to set off and reduce the outstanding obligations owed to the Initial Lender under this Agreement in accordance with Section 11.03(b) of the Effective Date Acquisition Agreement. 2.12.5 The Borrower agrees that Agent and each Lender and its Affiliates have all rights of set-off and bankers’ lien provided by applicable law, and in addition thereto, the Borrower agrees that at any time an Event of Default has occurred and is continuing, Agent and each Lender may apply to the payment of any Obligations of the Borrower hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter with Agent or such Lender. Notwithstanding the foregoing, no Lender shall exercise any rights described in the preceding sentence without the prior written consent of Agent. 2.12.6 Proration of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of set-off or otherwise, on account of principal of or interest on a Loan, but excluding any payment pursuant to Section 2.12.4, 2.16, 3.1, 3.2, 3.7 or 10.8) in excess of its Pro Rata Term Loan Share of payments and other recoveries obtained by all Lenders on account of principal of and interest on such Term Loan (or such participation) then held by them, then such Lender shall purchase from the other Lenders such participations in the Loans held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery. 2.13 [Reserved]. 2.14 [Reserved]. 2.15 [Reserved]. 2.16 Term Loan Repurchases. Subject to the terms and conditions set forth or referred to below, the Borrower and any Subsidiary of the Borrower (each, and “Affiliated Borrower Lender”, and collectively, the “Affiliated Borrower Lenders”) may from time to time, at its discretion, conduct modified “Dutch Auctions” in order to purchase Term Loans (each, a “Purchase Offer”), each such Purchase Offer to be managed by Agent (only upon acceptance thereof by Agent in its sole discretion, it being understood that Agent shall be under no obligation to agree to act as the Auction Manager) or another financial institution or advisor selected by the Borrower (in such capacity, the “Auction Manager”), so long as in each case the following conditions (to the extent applicable) are satisfied: 2.16.1 (i) each Purchase Offer shall be conducted in accordance with the procedures, terms and conditions set forth in this Section 2.16 and the Auction Procedures; (ii) no Event of Default shall have occurred and be continuing on the date of the delivery of each Auction Notice, as applicable, and at the time of purchase of any Loans in connection with any Purchase Offer; (iii) each Purchase Offer may be completed on a non pro rata basis; and (iv) the aggregate principal amount (calculated on the face amount

31 LEGAL_US_E # 185861857.6 thereof) of all Loans purchased by any Affiliated Borrower Lender shall automatically be cancelled and retired by such Affiliated Borrower Lender on the settlement date of the relevant purchase (and may not be resold). 2.16.2 The relevant Affiliated Borrower Lender must terminate any Purchase Offer if it fails to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of Loans pursuant to such Purchase Offer. Such Affiliated Borrower Lender shall have no liability to any Lender for any termination of such Purchase Offer as a result of its failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of consummation of such Purchase Offer, and any such termination shall not, in and of itself, result in any Default or Event of Default hereunder. With respect to all purchases of Loans made by any Affiliated Borrower Lender pursuant to this Section 2.16, (x) the applicable Affiliated Borrower Lender shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant offering documents or assignment documents relating to such Purchase Offer), if any, on the purchased Loans up to the settlement date of such purchase, and (y) such purchases (and the payments made by such Affiliated Borrower Lender and any cancellation of the purchased Loans, in each case in connection therewith) shall not constitute voluntary or mandatory payments or prepayments under Sections 2.10.1) or 2.10.2 hereof. 2.16.3 The Auction Manager and the Lenders hereby consent to the Purchase Offers and the other transactions effected pursuant to and in accordance with the terms of this Section 2.16 (provided that no Lender shall have an obligation to participate in any such Purchase Offer). For the avoidance of doubt, it is understood and agreed that the provisions of Section 10.8 will not apply to the purchases of Loans pursuant to Purchase Offers made pursuant to and in accordance with the provisions of this Section 2.16 or any forgiveness or cancellation of Loans provided for in Section 2.16.2 above. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Section 2.12.4 and Section 9 to the same extent as if each reference therein to the “Agent” were a reference to the Auction Manager, and the Agent (at the written direction of the Required Lenders) shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Purchase Offer. Section 3. Yield Protection. 3.1 Taxes. The Borrower shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement, any amounts required to be deducted or withheld with respect to the making of such payment under applicable Tax Law and shall timely pay the full amount so deducted or withheld to the relevant taxing authority in accordance with applicable Law. If the Borrower determines that an amount is required to be deducted and withheld with respect to any of the Lenders or any of their Affiliates, then the Borrower shall use commercially reasonable efforts to provide the Lenders with reasonable notice of its intent to deduct and withhold, the legal basis therefor, and reasonably cooperate with the Lenders with respect to (a) the application of the “portfolio interest” exemption under sections 871(h) and 881(c) of the Code and claiming the benefits of such exemption under the Code and (b) claiming the benefits of any income Tax treaty, in each case, to the extent applicable with respect to any payments under this Agreement, to reduce, minimize, or eliminate such potential deductions and withholdings, including by providing a reasonable opportunity for the payee to provide forms or other evidence that would reduce or exempt such amounts from deduction or withholding. To the extent that any amounts are so deducted, withheld and remitted to the appropriate taxing authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Lender in respect of which such deduction or withholding was made. 3.2 [Reserved].

32 LEGAL_US_E # 185861857.6 3.3 [Reserved]. 3.4 [Reserved]. 3.5 [Reserved]. 3.6 Manner of Funding. Subject to Section 3.7 but notwithstanding any other provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it may determine at its sole discretion. 3.7 Mitigation of Circumstances; Replacement of Lenders. (a) Each Lender shall promptly notify Borrower and Agent of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Lender’s sole judgment, otherwise disadvantageous to such Lender) to mitigate or avoid, any obligation by the Borrower to pay any amount pursuant to Section 3.1 (and, if any Lender has given notice of any such event and thereafter such event ceases to exist, such Lender shall promptly so notify Borrower and Agent). Without limiting the foregoing, each Lender will designate a different funding office if such designation will avoid (or reduce the cost to the Borrower of) any event and such designation would not, in such Lender’s reasonable judgment, be otherwise disadvantageous to such Lender. (b) If (i) the Borrower becomes obligated to pay additional amounts to any Lender pursuant to Section 3.1 or (ii) any Lender does not consent to any matter requiring its consent under Section 10.1 when the Required Lenders have otherwise consented to such matter, then Borrower may within ninety (90) days thereafter designate another Person engaged primarily in the business of making loans which is reasonably acceptable to Agent in its reasonable discretion (such other Person being called a “Replacement Lender”) to purchase the Loans of such Lender and such Lender’s rights hereunder, without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and all accrued but unpaid fees owed to such Lender and any other amounts payable to such Lender under this Agreement, and to assume all the obligations of such Lender hereunder, all in compliance with Section 10.8.1; provided, however, that, in the event that a replaced Lender does not execute an Assignment Agreement pursuant to Section 10.8.1 within five (5) Business Days after receipt by such replaced Lender of notice of replacement pursuant to this Section 3.7 and presentation to such replaced Lender of an Assignment Agreement evidencing an assignment pursuant to this Section 3.7, the Borrower shall be entitled (but not obligated) to execute such an Assignment Agreement on behalf of such replaced Lender, and any such Assignment Agreement so executed by the Borrower, the Replacement Lender and Agent shall be effective for purposes of this Section 3.7 and Section 10.8.1. Upon such purchase and assumption (pursuant to an Assignment Agreement), such Lender shall no longer be a party hereto or have any rights hereunder (other than rights with respect to indemnities and similar rights applicable to such Lender prior to the date of such purchase and assumption) and shall be relieved from all obligations to the Borrower hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder. 3.8 Conclusiveness of Statements; Survival. Determinations and statements of any Lender pursuant to Section 3.1 shall be conclusive absent demonstrable error. Lenders may use reasonable averaging and attribution methods in determining compensation under Section 3.1 and the provisions of such Sections shall survive repayment of the Loans, cancellation of the Notes and termination of this Agreement.

33 LEGAL_US_E # 185861857.6 Section 4. Conditions Precedent. 4.1 Initial Credit Extension. The obligation of Initial Lender to make the Loans hereunder is subject to the following conditions precedent (or prior written waiver of Initial Lender): 4.1.1 Documentary Conditions. The Borrower shall have delivered (or caused to be delivered) the following documents in form and substance reasonably satisfactory to the Initial Lender and the Agent (and, as applicable, duly executed and dated the Effective Date or an earlier date reasonably satisfactory to the Initial Lender and the Agent): (a) Agreement. This Agreement duly executed by the Borrower, the Initial Lender and the Agent. (b) Loan Documents. The Loan Documents duly executed by the parties thereto. (c) Notice of Borrowing. Agent shall have received a Notice of Borrowing duly executed by the Borrower, together with a funds flow, in accordance with Section 2.2. 4.1.2 Officer’s Certificates, Authorizing Resolutions and Good Standings. The Initial Lender and the Agent shall have received, the Borrower’s (i) charter (or similar formation document), certified by the appropriate Governmental Authority, (ii) good standing certificate in its state of incorporation (or formation), (iii) bylaws (or similar governing document), (iv) resolutions of its board of directors (or similar governing body) approving and authorizing such Person’s execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby, and (v) signature and incumbency certificates of its officers executing any of the Loan Documents, all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification. 4.1.3 Solvency Certificate. The Initial Lender and the Agent shall have received a certificate from the chief financial officer or other officer with equivalent duties of the Borrower as to the solvency (after giving effect to the Related Transactions on the Effective Date) of the Borrower and its Subsidiaries substantially in the form attached hereto as Exhibit I. 4.1.4 Opinions of Counsel. The Initial Lender and the Agent shall have received a customary opinion from Kirkland & Ellis LLP, as New York counsel for the Borrower. 4.1.5 Closing Certificate. The Initial Lender and the Agent shall have received a certificate from an Authorized Officer of the Borrower, confirming satisfaction of the conditions set forth in Section 4.1.7. 4.1.6 Effective Date Equity Contribution. The Effective Date Equity Contribution shall have been made prior to, or substantially simultaneously with, the initial extensions of the Loans by the Initial Lender hereunder. 4.1.7 Representations and Warranties. The representations and warranties set forth in Section 5 shall be true and correct in all material respects on and as of the Effective Date; provided, that to the extent that any representation or warranty specifically refers to an earlier date, they shall be true and correct in all materials respects as of such earlier date and any such representation and warranty that is

34 LEGAL_US_E # 185861857.6 qualified as to “materiality,” “Material Adverse Effect,” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date. 4.1.8 Lien Searches. The Initial Lender and the Agent shall have received the results of a recent lien search listing all effective financing statements against any of the Borrower and its material Subsidiaries. 4.1.9 Senior Credit Agreement. The funding of the loans under the Senior Credit Agreement shall have occurred in accordance with the terms of the Senior Credit Agreement substantially concurrently with the execution and delivery of this Agreement. 4.1.10 KYC Information. Borrower shall have provided to the Agent and Initial Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, in each case at least three (3) Business Days prior to the Effective Date, a Beneficial Ownership Certification and an IRS Form W-9, or other applicable tax form. 4.1.11 Fees. Borrower shall have paid fees due to the Agent on the Effective Date, including fees due pursuant to the Agent Fee Letter and all invoiced legal fees and expenses due to Holland & Knight LLP, as counsel to the Agent. For the purpose of determining satisfaction with the conditions precedent specified in this Section 4.1, each Lender that has signed and delivered this Agreement shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 4.1 unless Agent shall have received written notice from such Lender prior to the Effective Date specifying its objection thereto. Section 5. Representations and Warranties. To induce Agent and Lenders to enter into this Agreement and to induce Lenders to make Loans hereunder, the Borrower represents and warrants to Agent and Lenders that, both immediately before and immediately after (unless otherwise expressly set forth herein) giving effect to the Related Transactions: 5.1 Organization. The Borrower is validly existing and in good standing under the laws of the jurisdiction of its organization, and each Group Company is validly existing and (other than with respect to Wave Wash, LLC, Peters Creek Realty Holdings, LLC and Peters Creek Car Wash, LLC) in good standing under the laws of its jurisdiction of its organization and is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect. 5.2 Authorization; No Conflict. The Borrower is duly authorized to execute and deliver each Loan Document to which it is a party, the Borrower is duly authorized to borrow monies hereunder, and the Borrower is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by the Borrower of this Agreement and of each Loan Document to which it is a party, and the borrowings by the Borrower hereunder, do not and will not (a) require any consent or approval of any holder of Equity Interests of the Borrower, any Governmental Authority or any other Person (in each case, other than any consent or approval which has been obtained and is in full force and effect and (y) any immaterial

35 LEGAL_US_E # 185861857.6 consent or approval) or (b) conflict with (i) any provision of material applicable law, (ii) the charter, by- laws or other organizational documents of the Borrower or (iii) any agreement, indenture, instrument or other document which is binding upon the Borrower or any of its properties. 5.3 Validity; Binding Nature. Each of this Agreement and each other Loan Document to which the Borrower is a party is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity. 5.4 Financial Condition. The pro forma consolidated balance sheet of the Senior Borrower and the related statements of income dated December 31, 2024 and delivered on the Effective Date were prepared in good faith by the Senior Borrower after giving effect to the Related Transactions as if the Related Transactions had occurred as of such date (in the case of the consolidated balance sheet) or at the beginning of such period (in the case of the consolidated related statements of income), as applicable; provided that, such pro forma consolidated balance sheet and related statements of income need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting. 5.5 No Material Adverse Effect. Since the Effective Date, there has been no Material Adverse Effect. 5.6 Litigation. There is no pending or threatened legal proceeding affecting the Borrower which materially and adversely affects the legality, validity or enforceability of this Agreement. Except as set forth on Schedule 5.6, no litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to the Borrower’s knowledge, threatened in writing against the Borrower or any Group Company which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. As of the Effective Date, other than any liability incident to such litigation or proceedings set forth on Schedule 5.6, neither the Borrower nor any Group Company has any material Contingent Obligations not listed on Schedule 7.1. 5.7 Ownership of Properties; Liens. The Borrower and each Group Company owns good and, in the case of owned real property, marketable title to, or other rights to use, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens and claims against such property and assets in writing (known claims, with respect to the infringement of rights of others in patents, trademarks, service marks, copyrights and the like), except (i) Permitted Liens, (ii) claims against property and assets that are not material to the business of the Group Companies, taken as a whole and (iii) as may have been disposed of in compliance with this Agreement. 5.8 Capitalization. All issued and outstanding Equity Interests of the Senior Borrower and the other Group Companies that are owned by a Covered Party are duly authorized and validly issued, and in the case of corporations,

36 LEGAL_US_E # 185861857.6 fully paid and non-assessable, and (other than with respect to the Equity Interests of Holdings) in all cases free and clear of all Liens other than Permitted Liens, and such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Schedule 5.8 sets forth the authorized Equity Interests of each Group Company as of the Effective Date. All of the issued and outstanding equity of Holdings is owned as set forth on Schedule 5.8 as of the Effective Date (i) all of the issued and outstanding Equity Interests of Holdings is directly owned by the Borrower, (ii) all of the issued and outstanding equity of the Senior Borrower is directly owned by Holdings, and (iii) all of the issued and outstanding equity of each other Subsidiary of Holdings is, directly or indirectly, owned by Senior Borrower. As of the Effective Date, except as set forth on Schedule 5.8, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or other similar agreements or understandings for the purchase or acquisition of any Equity Interests of the Senior Borrower or any other Group Company that are owned by a Covered Party. 5.9 Pension Plans. During the twelve-consecutive-month period prior to the Effective Date or the making of any Loan, (i) no steps have been taken to terminate any Pension Plan and (ii) no failure to meet the minimum funding standard under Section 412 of the Code or Section 302 of ERISA has occurred with respect to any Pension Plan. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by any Covered Party or any other Group Company of any liability, fine or penalty that could reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to result in a Material Adverse Effect, all contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by any Group Company or any member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable law; none of the Covered Parties, Group Companies or any members of the Controlled Group have withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could reasonably be expected to result in a withdrawal or partial withdrawal from any such plan, and none of the Covered Parties, Group Companies or any members of the Controlled Group has received any notice that any Multiemployer Pension Plan is, or is expected to be, in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA) that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Sections 412 and 430 of the IRC or Sections 302 and 303 of ERISA, that any such plan is or may be terminated, or that any such plan is or may become insolvent (within the meaning of Section 4245 of ERISA). Except as would not reasonably be expected to result in a Material Adverse Effect, each Pension Plan and Plan and, to the Borrower’s knowledge, any Multiemployer Pension Plan are in substantial compliance with all applicable requirements of law and regulations. 5.10 Investment Company Act. The Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. 5.11 No Default. No Event of Default or Default exists or would result from the incurrence by the Borrower of any Obligations hereunder or under any other Loan Document. Immediately prior to and after giving effect to this Agreement, there is no Default or Event of Default under any agreement governing any Material Debt.

37 LEGAL_US_E # 185861857.6 5.12 Use of Proceeds; Margin Stock. The proceeds of the Loans are intended to be, and shall be, used in compliance with Section 7.6. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. No portion of the Obligations is secured directly or indirectly by Margin Stock and none of the proceeds of the Loans will be used, directly or indirectly, for “purchasing” or “carrying” any “margin stock” (with the respective meanings of each such term under Regulation U of the Board of Governors of the Federal Reserve System or any successor thereto). 5.13 Taxes. The Borrower and each Group Company has filed all material tax returns and reports required by law to have been filed by it and has paid all material taxes and governmental charges thereby shown to be or otherwise owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books, and, except for failures to file or pay as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. 5.14 Solvency. On the Effective Date after giving effect to the Related Transactions, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent. 5.15 Environmental Matters. The current operations of each Group Company comply in all respects with all Environmental Laws, except such non-compliance which could not (if enforced in accordance with applicable law) reasonably be expected to result in a Material Adverse Effect. Each Group Company has obtained, and maintained, all licenses, permits, authorizations and registrations required under any Environmental Law and necessary for their respective ordinary course operations, and each Group Company is in compliance with all material terms and conditions thereof, in each case except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. As of the Effective Date, no Group Company nor any of their respective properties or operations is subject to any outstanding written order from or agreement with any Federal, state or local Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Substance, in each case, that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect. To each Group Company’s knowledge, there are no Hazardous Substances existing with respect to any property of any Group Company, or arising from operations of any Group Company prior to the Effective Date, that could reasonably be expected to result in a Material Adverse Effect. 5.16 Insurance. Each Group Company and their respective properties are insured with financially sound and reputable insurance companies which are not Affiliates of any Group Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Group Company operates.

38 LEGAL_US_E # 185861857.6 5.17 Information. All information (other than projections, budgets or statements of a forward-looking or general economic or industry nature) heretofore or contemporaneously herewith furnished in writing by the Borrower to Agent for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all such written information hereafter furnished by or on behalf of the Borrower to Agent or any Lender (in each case, in its capacity as such) pursuant hereto or in connection herewith will be, when taken as a whole and after giving effect to modifications, amendments and supplements thereto, true and accurate in all material respects on the date as of which such information is dated or certified, and none of such information is or will be, when taken as a whole and after giving effect to modifications, amendments and supplements thereto, incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made, in each case on the date as of which such information is dated or certified (it being recognized by Agent and Lenders that any projections and forecasts provided by the Borrower are based on good faith estimates and assumptions believed by the Borrower to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ significantly from projected or forecasted results). 5.18 Intellectual Property. Each Group Company owns and possesses or has a license or other right to use all material patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as are necessary for the conduct of the business of the Group Companies, without any known infringement upon rights of others which could reasonably be expected to have a Material Adverse Effect. 5.19 Restrictive Provisions. Neither the Borrower nor any Group Company is a party to any agreement or contract or subject to any restriction contained in its organizational documents which would reasonably be expected to have a Material Adverse Effect. 5.20 Labor Matters. Except as set forth on Schedule 5.20, as of the Effective Date, neither Senior Borrower nor any other Group Company is subject to any collective bargaining agreement. There are no existing or threatened strikes, lockouts or other similar labor disputes against Senior Borrower or any other Group Company that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of Senior Borrower and the other Group Companies in the past three (3) years have not been in violation of the Fair Labor Standards Act or any other applicable wage and hour law, except for such violations that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. 5.21 [Reserved]. 5.22 Foreign Assets Control Regulations and Anti-Money Laundering. (a) OFAC. The Borrower and each of its Subsidiaries is and will remain in compliance in all material respects with all United States economic sanctions laws, executive orders and implementing regulations as promulgated by the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”), and all applicable anti-money laundering and counter-terrorism financing provisions of the

39 LEGAL_US_E # 185861857.6 BSA and all regulations issued pursuant to it. None of the Borrower, any of its Subsidiaries or any Person directly or indirectly controlling the Borrower or any of its Subsidiaries (i) is a Person designated by the United States government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a United States Person cannot deal with or otherwise engage in business transactions, (ii) is a Person who is otherwise the target of United States economic sanctions laws such that a United States Person cannot deal or otherwise engage in business transactions with such Person, or (iii) is controlled by (including by virtue of such person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any person or entity on the SDN List or a foreign government that is the target of United States economic sanctions prohibitions such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited under United States law. (b) Patriot Act. The Borrower and its Subsidiaries are in compliance, in all material respects, with the Patriot Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 5.23 Status of the Borrower and Holdings. The Borrower has no material assets other than the Equity Interests in Holdings and cash and Cash Equivalent Investments nor any Material Debt, material tax liabilities or other material liabilities other than this Agreement. Holdings has not engaged in any business activities and does not own any property other than (i) direct or indirect ownership of Equity Interests of its Subsidiaries and activities incidental thereto, owning deposit and securities accounts and cash on deposit therein from time to time and holding other de minimis property, (ii) activities and contractual rights incidental to maintenance of its corporate existence (including the payment and incurrence of taxes and similar administrative expenses associated with being a holding company) and other customary holding company activities, including, without limitation, preparation of audited and unaudited financial statements, relationships with its shareholders, legal and regulatory matters and similar activities, (iii) performance of its obligations under the Loan Documents to which it is a party and with respect to the Related Transactions, (iv) participating in tax, accounting and other similar administrative matters as a member of the consolidated group of Holdings and its Subsidiaries, (v) providing indemnification and other benefits to its officers, directors and employees in the ordinary course of business, (vi) the performance of its obligations with respect to any Qualifying Sponsor Subordinated Debt permitted hereunder, the Loan Documents and any other Debt not prohibited hereby and activities incidental or reasonably related to the foregoing thereto, (vii) engaging in financing activities permitted hereunder, including the issuance of Equity Interests and guaranteeing the leases of the other Group Companies which are not otherwise prohibited by the Senior Credit Agreement as in effect on the date hereof, (viii) engaging in any transaction with Senior Borrower or any other Subsidiary to the extent that Senior Borrower or such Subsidiary is expressly permitted to enter into or consummate such transaction with Holdings under this Agreement and (ix) providing indemnification or a guarantee with respect to any Debt pursuant to Section 7.1(p). 5.24 Compliance with Laws. Each of the Borrower and each Group Company is in compliance with, and is conducting and has, since the Effective Date, conducted its respective business and operations in compliance with the requirements of all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits, except where the failure to do so would not reasonably be expected to result either individually or in the aggregate a Material Adverse Effect.

40 LEGAL_US_E # 185861857.6 5.25 Substantial Benefits. The Borrower acknowledges and agrees that (i) it will derive substantial direct and indirect benefits (financial or otherwise) from consummation of the transactions contemplated by the Effective Date Acquisition Agreement; (ii) desires to induce the Lenders to enter into the Effective Date Acquisition Agreement; and (iii) it has received good and valuable consideration in connection with entering into this Agreement. Section 6. Affirmative Covenants Until all Obligations have been Paid in Full, the Borrower agrees that, unless at any time Required Lenders shall otherwise expressly consent in writing, it shall and shall cause its Subsidiaries, as applicable, to: 6.1 Information. Furnish to Agent (for distribution to each Lender): 6.1.1 Annual Report. Substantially concurrently with their delivery pursuant to Section 6.1.1 of the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders), copies of the annual audited financial statements of Holdings and its Subsidiaries delivered to the Senior Agent or the Senior Lenders. 6.1.2 Interim Reports. Substantially concurrently with their delivery pursuant to Section 6.1.2 of the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders), copies of (a) the unaudited monthly or unaudited quarterly financial statements of Holdings and its Subsidiaries and (b) each KPI Report delivered to the Senior Agent or the Senior Lenders. 6.1.3 Compliance Certificate. Substantially concurrently with their delivery pursuant to Section 6.1.3 of the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders), copies of the annual and quarterly Compliance Certificates (as defined in the Senior Credit Agreement) delivered to the Senior Agent or the Senior Lenders. 6.1.4 Amendments to Senior Credit Agreement. Within five (5) Business Days after the effectiveness of any amendment to the Senior Credit Agreement, provide a copy of such amendment.

41 LEGAL_US_E # 185861857.6 6.1.5 Notice of Default. Promptly (and in any event, within ten (10) Business Days) after an Authorized Officer of Borrower becoming aware of any of the following, written notice describing the same and the steps being taken by the Borrower with respect thereto: (a) the occurrence of an Event of Default or a Default. 6.1.6 Budget. Substantially concurrently with its delivery pursuant to Section 6.1.6 of the Senior Credit Agreement as in effect on the Effective Date or as amended, restated, amended and restated, modified or otherwise supplemented from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders), a copy of the annual budget delivered to the Senior Agent or the Senior Lenders. 6.1.7 Senior Credit Agreement Notices. Substantially concurrently with their delivery pursuant to the Senior Credit Agreement, copies of any notices of default or events of default or notices of the occurrence of a Material Adverse Effect (as defined in the Senior Credit Agreement) received by the Senior Agent or the Senior Lenders. 6.1.8 [Reserved]. 6.1.9 Lender Calls. At the request of the Agent, the Borrower will participate in a meeting of the Lenders no more than once in any Fiscal Quarter, to be held via teleconference at a time and date selected by the Agent, the Lenders and the Borrower; provided, that, the Borrower may elect to (x) have such meeting with the Agent and the Lenders or (ii) invite the Agent and Lenders to the equivalent meeting held with the lenders under the Senior Credit Agreement. 6.1.10 [Reserved]. 6.1.11 Other Information. Promptly from time to time, such other information reasonably available to the Borrower concerning the Borrower and any of its Subsidiaries as any Lender or Agent may reasonably request (excluding information subject to attorney-client privilege or a binding written confidentiality agreement of the Borrower or the applicable Subsidiary in favor of a Person who is not an Affiliate of the Borrower or such Subsidiary, so long as such agreement was not entered into for the purpose of evading the terms hereof). 6.2 Books; Records. Keep, and cause each Group Company to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP in all material respects; and the Borrower shall permit once per Fiscal Year, at any reasonable time during normal business hours and with reasonable advance notice (or more often than one time per Fiscal Year at any time without notice if an Event of Default exists), Agent (accompanied by any Lender at such Lender’s sole cost and expense) or any representative thereof to (i) visit any or all of its offices, to discuss its financial

42 LEGAL_US_E # 185861857.6 matters with its officers and, provided that the Borrower and one or more representatives of the Sponsors and/or its independent auditors are afforded a reasonable opportunity to be present (and the Borrower hereby authorizes such representative(s) of the Sponsors to be present at such discussion and such independent auditors to discuss such financial matters with Agent (who may be accompanied by any Lender or any representative of Agent so long as the Borrower and one or more representatives of the Sponsors are each afforded a reasonable opportunity to be present)) and (ii) inspect, examine, audit, check and make copies of and extracts from the books and records. All such visits, inspections, examinations, appraisals or audits by Agent shall be at Borrowers’ expense, provided that (x) so long as no Event of Default exists, the Borrower shall not be required to reimburse Agent for visits, inspections, examinations, appraisals and audits more frequently than once each Fiscal Year; provided, that the Lenders shall reimburse Agent for such visits, inspections, examinations, appraisals and audits pursuant to Section 9.7 and (y) the Borrower shall not be required to reimburse any Lender for any visits, inspections, examinations and audits. Notwithstanding anything to the contrary in any Loan Document, including this Section 6.2, neither Holdings nor its Subsidiaries shall be required (x) to disclose, discuss, permit the inspection, examination or making copies or abstracts of any document, record, information or other matter to Agent or any Lender, to the extent the disclosure of which to Agent or such Lender is prohibited by any applicable law or (y) to provide Agent or any Lender (or their respective representatives) any information subject to attorney-client privilege or a binding written confidentiality agreement of the applicable Group Company in favor of a Person who is not an Affiliate of a Group Company, so long as such agreement was not entered into for the purpose of evading the terms hereof. 6.3 Maintenance of Property; Insurance. (a) Keep, and cause each Group Company to keep, all property useful and necessary in the business of the Borrower or such Group Company in good working order and condition in all material respects, ordinary wear and tear, casualty and condemnation excepted. (b) Maintain, and cause each Group Company to maintain, with responsible insurance companies, such insurance coverage as shall be required by all laws, governmental regulations and court decrees and orders applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated, including environmental insurance with respect to certain sites of the Target determined by the Borrower in good faith but not, for the avoidance of doubt, flood insurance except to the extent required by applicable law or regulation; it being agreed that the insurance maintained as of the Effective Date satisfies the foregoing requirement for the Group Companies as of the Effective Date. 6.4 Compliance with Laws; Payment of Taxes and Liabilities. (a) The Borrower shall, and cause each of its Subsidiaries to (i) comply, in all material respects with all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits, except where failure to comply could not reasonably be expected to have a Material Adverse Effect; (ii) without limiting clause (i) above, ensure that no person who owns a controlling interest in or otherwise controls the Borrower or any of its Subsidiaries is or shall be (A) listed on the SDN List maintained by OFAC, Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (B) a person designated under Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders; (iii) without limiting clause (i) above, comply with all applicable Bank Secrecy Act and anti-money laundering laws and regulations; and (iv) pay prior to delinquency, all material Taxes and other governmental charges against it or any of its property, as well as claims of any kind by any Governmental Authority which, if unpaid, could reasonably be expected to become a Lien on any of its property (other than a Permitted Lien);

43 LEGAL_US_E # 185861857.6 provided that the foregoing shall not require the Borrower or any of its Subsidiaries to pay any such Tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP. 6.5 Maintenance of Existence. The Borrower shall maintain and preserve its existence and good standing in the jurisdiction of its organization. The Borrower shall, subject to Section 7.5, cause each Group Company to maintain and preserve (a) its existence and good standing in the jurisdiction of its organization, (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary and (c) take all reasonable action to maintain all rights, privileges (including its good standing) and corporate franchises necessary or desirable in the normal conduct of its business, except in each case, to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.6 Employee Benefit Plans. Maintain, and cause each Group Company to maintain, each Plan in compliance with all applicable requirements of law and regulations except where such non-compliance could not reasonably be expected to result in a Material Adverse Effect. 6.7 Environmental Matters. Comply, and cause each Group Company to comply, with all applicable Environmental Laws, except where failure to comply could not reasonably be expected to have a Material Adverse Effect. If any release or disposal of Hazardous Substances shall occur or shall have occurred on any real property of the Borrower or any Group Company, Borrower shall cause, or direct the applicable Group Company to cause, the prompt containment or removal of such Hazardous Substances and the remediation of such real property as and to the extent required of such Borrower or such Group Company under Environmental Laws, except where such release or disposal could not reasonably be expected to result in a Material Adverse Effect. Without limiting the generality of the foregoing, the Borrower shall, and shall cause each Group Company to, comply in all material respects with each valid Federal or state judicial or administrative order requiring the performance at any real property by the Borrower or any Group Company of activities in response to the release or threatened release of a Hazardous Substance, except where such non-compliance could not reasonably be expected to result in a Material Adverse Effect. 6.8 Further Assurances. The Borrower shall promptly executed and deliver such further instruments and do or cause to be one such further acts as may be necessary or advisable to carry out the intent and purposes of this Agreement. 6.9 Sale, Transfer or Assignment of Loans. The Borrower shall, and shall cause its Subsidiaries and its and their respective Representatives (as defined in the Effective Date Acquisition Agreement) to, use reasonable best efforts to provide cooperation reasonably requested by Initial Lender in connection with any potential sale, transfer or assignment of all or any portion of the Loans by Initial Lender to a prospective Assignee Lender (other than any Disqualified Institution), including using reasonable best efforts in (i) reasonably promptly (A) preparing and furnishing to the Initial Lender and any prospective Assignee Lender as promptly as practicable financial information to the extent it is available to the Borrower and/or its Subsidiaries and (B) furnishing all other available pertinent information and disclosures relating to the Borrower and its Subsidiaries as may be reasonably

44 LEGAL_US_E # 185861857.6 requested by the Initial Lender or any prospective Assignee Lender to the extent necessary in connection with any such potential sale, transfer or assignment and (ii) having appropriate members of senior management of the Senior Borrower or other appropriate employees participate in a reasonable number of virtual or telephonic presentations and due diligence sessions with the Initial Lender or any prospective Assignee Lender, including direct contact between such senior management of the Senior Borrower or other appropriate employees and any prospective Assignee Lender, provided that participation in such sessions does not unreasonably interfere with the performance by any applicable employees of their respective duties and obligations to the Senior Borrower or any of its Subsidiaries or otherwise unreasonably interfere with the operation by the Senior Borrower or any of its Subsidiaries of their respective businesses in the ordinary course in any material respect. The Borrower shall (i) consent to any such sale, transfer or assignment of all or any portion of the Loans (solely to the extent such consent is required by the terms of this Agreement) and (ii) execute and deliver an Assignment Agreement, to the extent the Borrower’s consent is required hereunder. All non-public or otherwise confidential information regarding the Borrower or any of its Subsidiaries provided pursuant to this Section 6.9 may be provided to any prospective Assignee Lender so long as such persons are subject to customary confidentiality undertakings reasonably satisfactory to the Borrower and substantially similar to those set forth herein. 6.10 Changes in Lines of Business. Not, and not permit any Group Company to, engage in any line of business other than the businesses engaged in on the Effective Date and businesses ancillary, complementary, incidental or reasonably related thereto (which includes, for the avoidance of doubt, the acquisition, ownership, maintenance and disposition of real property). 6.11 Demand Right. For so long as (a) the Loans hereunder remain outstanding and (b) the Initial Lender continues to hold Loans equal to at least 25% of the then-outstanding principal amount of Loans under this Agreement (such Initial Lender for so long as it retains such interest in the Loans, a “Remaining Initial Lender”), the Remaining Initial Lender (but not any other Lender) shall, from after the twenty-four (24) month anniversary of the Effective Date, have the right to submit a written notice to the Borrower and Agent (such notice, a “Sale Notice” and such date the Sale Notice is submitted, the “Sale Notice Submission Date”) to cause the Borrower or Senior Borrower to diligently pursue the sale of the Borrower or Senior Borrower to a third party (such sale, a “Sale”); provided that (i) any Sale shall be for Fair Market Value, (ii) the Sale shall result in proceeds in the form of cash or Cash Equivalent Investments sufficient to pay the entirety of the then-outstanding balance of the Senior Credit Agreement and (iii) the Sale shall result in proceeds in the form of cash or Cash Equivalent Investments sufficient to pay the entirety of the then-outstanding balance of this Agreement. If a Sale is not consummated on or prior to (A) the six (6) month anniversary of the Sale Notice Submission Date (as such date may be extended as described in the proviso below), the Remaining Initial Lender may, at any time thereafter and in its sole discretion, upon fifteen (15) Business Days prior written notice to the Borrower, appoint one member to the board of managers (or equivalent governing body) of Parent (such board of managers (or equivalent governing body), the “Board”) and (B) the twelve (12) month anniversary of the Sale Notice Submission Date (as such date may be extended as described in the proviso below), the Remaining Initial Lender may, at any time thereafter and in its sole discretion, upon fifteen (15) Business Days prior written notice to the Borrower establish a committee of the Board that is controlled by the Remaining Initial Lender and has authority to govern the process, and all related matters, with respect to the Sale (provided that, for the avoidance of doubt, such Sale must satisfy the criteria set forth in clauses (i), (ii) and (iii) in the proviso above) (any such Sale contemplated by this clause (B), a “Lender Controlled Sale”); provided that, if the Borrower or Senior Borrower shall have entered into a definitive agreement in respect of a Sale that satisfies the criteria set forth in clauses (i), (ii) and (iii) in the proviso above (a “Sale Agreement”) on or prior to either of the dates referenced in the

45 LEGAL_US_E # 185861857.6 foregoing clauses (A) and/or (B), then such applicable date shall be extended by an additional one hundred twenty (120) days to the extent required for the Borrower or Senior Borrower, as applicable, to obtain any necessary regulatory or other material approvals for the consummation of such Sale pursuant to its terms and the Remaining Initial Lender’s rights in the foregoing clauses (A) and/or (B), as applicable, shall not become effective until such applicable extended date. In connection with any Lender Controlled Sale, the Remaining Initial Lender shall, and shall cause the members of the committee of the Board appointed by them in accordance with clause (B) above to, reasonably cooperate with the Borrower and the Sponsors in connection with such Lender Controlled Sale, including by keeping them reasonably informed of the status, details and terms of any proposed Lender Controlled Sale and consulting with the Borrower and the Sponsors in connection with the engagement of any independent financial advisors in connection therewith. The terms in this paragraph are referred to herein as the “Demand Right”. Notwithstanding anything to the contrary contained herein, (1) at any time from and after the Sale Notice Submission Date until the later of (x) the date on which the Borrower or Senior Borrower shall have entered into a Sale Agreement or (y) the date on which a Sale Agreement has been terminated in accordance with its terms, the Borrower may repay in full the outstanding principal amount of the Loans then owing, together with all accrued and unpaid interest thereon and all other amounts (including, for the avoidance of doubt, any Make Whole Amount due to an Assignee Lender) due with respect thereto (if any) in cash, and (2) at any time from and after the Effective Date, any of the Sponsors or their respective Affiliates may (or may cause a designee to), in their sole discretion, acquire from the Initial Lender such Initial Lender’s remaining interests in this Note (to the extent such Initial Lenders then continues to hold any interests in the Loans), at which time (in the case of each of clauses (1) and (2)), the Demand Right shall automatically terminate and be of no further force or effect, the Borrower and Senior Borrower shall no longer be required to pursue a Sale and the Remaining Initial Lender’s rights in clauses (A) or (B) set forth above shall automatically terminate and be of no further force or effect, and any Board members or committee members previously appointed by the Remaining Initial Lender shall be deemed to have automatically resigned from such positions at such time. Section 7. Negative Covenants. Until all Obligations have been Paid in Full, the Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will, as applicable, and will cause its Subsidiaries to comply with the following covenants applicable to such Subsidiary: 7.1 Debt. The Borrower shall not create, assume, incur, or otherwise become or remain obligated in respect of, or permit to be outstanding, (i) any Debt for Borrowed Money other than (x) the Obligations under this Agreement and the other Loan Documents and (y) Debt incurred in connection with surety bonds, performance bonds, bids, indemnity bonds, appeal bonds, completion guarantees and other similar obligations (including workers’ compensation, disability, health and other employment benefits and types of social security obligations, environmental remediation and other environmental obligations, and obligations in connection with self-insurance or similar requirements) incurred in the ordinary course of business or consistent with past practice or in connection with the enforcement of rights or claims of any Group Company or in connection with judgments that do not result in a Default or an Event of Default or (ii) any other Debt, other than, in the case of clause (ii), Debt incurred in the ordinary course of business not to exceed an aggregate principal amount of $1,000,000. The Borrower shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Debt, except: (a) [Reserved]; (b) Debt secured by Liens permitted by Section 7.2(d), and Permitted Refinancings thereof; provided that the aggregate amount of all such Debt at any time outstanding shall not exceed the

46 LEGAL_US_E # 185861857.6 greater of (A) 36% of Effective Date EBITDA and (B) 36% of Adjusted EBITDA as of the most recently completed Computation Period; (c) Debt of any Group Company to another Group Company; (d) Swap Obligations, Cash Management Obligations and Hedging Obligations (each under, and as defined in, the Senior Credit Agreement), and, with respect to Swap Obligations and Hedging Obligations for bona fide hedging purposes and not for speculation; (e) Debt existing as of the Effective Date, and any Permitted Refinancing thereof; provided that, any such Debt in excess of $5,000,000 individually shall be described on Schedule 7.1; (f) Contingent Obligations arising with respect to (i) customary indemnification, adjustment of purchase price or similar obligations arising under any documents relating to the Related Transactions, any Permitted Acquisition or other Investments permitted by Section 7.10, (ii) customary indemnification obligations in favor of purchasers in connection with dispositions permitted under Section 7.4 and (iii) customary indemnity agreements to title insurers; (g) (x) Permitted Earn-Outs and (y) Permitted Seller Debt, in the case of this clause (g) in an aggregate amount not to exceed the greater of (A) 36% of Effective Date EBITDA and (B) 36% of Adjusted EBITDA as of the most recently ended Computation Period, at any time outstanding; (h) Debt consisting of unpaid insurance premiums owing to insurance companies and insurance brokers incurred in connection with the financing of insurance premiums in the ordinary course of business; (i) (i) Debt in respect of treasury, depositary, cash management and netting services, overdraft protections and other like services, automated clearinghouse arrangements, employee credit card programs and similar arrangements or otherwise in connection with securities accounts, deposit accounts and other similar accounts, in each case, incurred in the ordinary course of business and (ii) Debt arising from the endorsement of instruments or other payment items for deposit in the ordinary course of business; (j) Contingent Obligations arising under guarantees by a Group Company of Debt or other obligations of any other Group Company (other than the Borrower and Holdings) which Debt or obligations are otherwise permitted hereunder; (k) Debt in respect of letters of credit or guarantees of letters of credit in an aggregate amount not to exceed $6,000,000; (l) Debt in respect of judgments to the extent not constituting an Event of Default under Section 8.1.7; (m) Qualifying Sponsor Subordinated Debt in an aggregate outstanding principal amount not to exceed the greater of (A) 2.70% of Effective Date EBITDA and (B) 2.70% of Adjusted EBITDA as of the most recently completed Computation Period; (n) Debt assumed by the Senior Borrower or any of its Subsidiaries in connection with a Permitted Acquisition or other similar Investment permitted hereunder; provided that, (i) subject to the Limited Condition Transaction provisions hereunder, immediately before and after giving effect to such incurrence, issuance or assumption, no Specified Event of Default has occurred and is continuing, (ii) such Debt is only the obligation of the Person being acquired or such Person’s Subsidiaries and such Debt was

47 LEGAL_US_E # 185861857.6 not created in contemplation of such Permitted Acquisition or other similar Investment permitted hereunder and (iii) the aggregate amount of such Debt incurred pursuant to this clause (n) outstanding at any time shall not exceed the greater of (A) 6% of Effective Date EBITDA and (B) 6% of Adjusted EBITDA as of the most recently completed Computation Period; (o) unsecured Subordinated Debt (other than Permitted Earn-Outs and Permitted Seller Debt) in an aggregate principal amount not to exceed the greater of (A) 16.2% of Effective Date EBITDA and (B) 16.2% of Adjusted EBITDA as of the most recently completed Computation Period; (p) Debt incurred in connection with surety bonds, performance bonds, bids, indemnity bonds, appeal bonds, completion guarantees and other similar obligations (including workers’ compensation, disability, health and other employment benefits and types of social security obligations, environmental remediation and other environmental obligations, and obligations in connection with self- insurance or similar requirements) incurred in the ordinary course of business or consistent with past practice or in connection with the enforcement of rights or claims of any Group Company or in connection with judgments that do not result in a Default or an Event of Default; (q) (i) Debt issued to any current or former officer, director, manager or employee (or their current or former spouses, their estates, their estate planning vehicles or their family members) of any Group Company (or any direct or indirect parent thereof), in each case to finance the purchase or redemption of Equity Interests of any Group Company (or any direct or indirect parent thereof) that is permitted by Section 7.3(v) and (ii) Debt consisting of obligations under deferred compensation or any other similar arrangements incurred in the ordinary course of business, consistent with past practice or in connection with the Related Transactions, any Investment or any acquisition (by merger, consolidation, amalgamation or otherwise) (provided that any payments of such Debt (x) may only be paid to the extent no Event of Default exists or would result therefrom and (y) shall reduce the amount of Restricted Payments that may be made in reliance on Section 7.3(v) on a dollar-for-dollar basis); (r) to the extent constituting Debt, obligations in respect of working capital adjustments or purchase price adjustments pursuant to any Permitted Acquisition or other Investment permitted hereunder or indemnity and other similar obligations under any Permitted Acquisition or other Investments permitted hereunder; (s) Debt of any Person outstanding prior to the date on which such Person becomes a Subsidiary (in a transaction otherwise permitted hereunder), or is merged, amalgamated or consolidated with or into a Subsidiary and, in each case, not created in contemplation of or in connection with such event; provided that, the aggregate principal amount of such Debt shall not exceed $2,100,000 at any time outstanding; (t) Permitted Construction Debt in an aggregate principal amount not to exceed the greater of (A) 24% of Effective Date EBITDA and (B) 24% of Adjusted EBITDA as of the most recently completed Computation Period; (u) customer deposits and advance payments received in the ordinary course of business from customers for goods purchased in the ordinary course of business; (v) acquisitions of Permitted Real Property; (w) guarantee obligations in respect of Debt otherwise permitted to be incurred pursuant to this Section 7.1 (for the avoidance of doubt, in the case of any guarantee of Permitted Construction Debt, subject to the limitations set forth in the definition of Permitted Construction Debt);

48 LEGAL_US_E # 185861857.6 (x) Debt in connection with any Permitted Sale/Leaseback Transaction; (y) (i) Senior Obligations under the Senior Credit Agreement and the other Senior Loan Documents, including, but not limited to, Extended Term Loans, Credit Agreement Refinancing Debt and Incremental Loans (each as defined in the Senior Credit Agreement as in effect on the Effective Date, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders)), (ii) Incremental Equivalent Debt (as defined in the Senior Credit Agreement as in effect on the Effective Date, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders)) and (iii) any Permitted Refinancing of any of the foregoing; provided, that the Borrower and any of its Subsidiaries shall not be permitted to incur Incremental Loans and/or Incremental Equivalent Debt (each as defined in the Senior Credit Agreement as in effect on the Effective Date, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders)), in each case, pursuant to the Incremental Starter Amount (as defined in the Senior Credit Agreement as in effect on the Effective Date, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders)); provided, further, that any Dollar denominated baskets and/or ratio based baskets applicable to Incremental Loans and/or Incremental Equivalent Debt shall be deemed to have a 20% cushion to the applicable levels set forth in the Senior Credit Agreement as in effect on the date hereof. (z) other Debt, in addition to the Debt listed above, in an aggregate principal amount not to exceed the greater of (A) 24% of Effective Date EBITDA and (B) 24% of Adjusted EBITDA as of the most recently completed Computation Period, including Permitted Refinancings thereof; and (aa) to the extent constituting Debt, obligations under that certain Master Land and Building Lease Agreement, dated on or about September 3, 2021, by and among East Main Express Wash, LLC, the other persons party thereto designated as “tenants” and National Retail Properties, LP, a Delaware limited liability partnership (the “NRP September 2021 Master Lease”) arising in connection with the 2171 Spartanburg Put Option (as defined in the NRP September 2021 Master Lease). Notwithstanding anything to the contrary herein, (i) any Debt incurred by any Subsidiary of the Borrower pursuant to Sections 7.1(m) or 7.1(o) shall be required to be contractually subordinated in right of payment to the Obligations on customary terms reasonably acceptable to the Lenders and (ii) any Debt incurred by any Subsidiary of the Borrower pursuant to Section 7.1(z) that is contractually subordinated in right of payment to the Debt incurred under the Senior Credit Agreement shall be required to be contractually subordinated in right of payment to the Obligations on customary terms reasonably acceptable to the Lenders, unless, in each case, the proceeds of such Debt are applied to repay all Obligations outstanding hereunder in full. 7.2 Liens. The Borrower shall not create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired, and including Equity Interests or other securities of any Person) to secure Debt for Borrowed Money. The Borrower shall not permit any of its Subsidiaries to create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

49 LEGAL_US_E # 185861857.6 (a) Liens for Taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves in accordance with GAAP and the execution or other enforcement of which is effectively stayed; (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics, landlords, repairmen and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being diligently contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services and, in each case, for which it maintains adequate reserves in accordance with GAAP and the execution or other enforcement of which is effectively stayed; (c) Liens described on Schedule 7.2 as of the Effective Date (and, any replacement Liens thereof in connection with any Permitted Refinancing pursuant to Section 7.1(e) solely to the extent such replacement Lien attaches to the same collateral securing the Debt so refinanced); (d) subject to the limitation set forth in Section 7.1(b), (i) Liens arising in connection with Capital Leases (and attaching only to the property being leased), (ii) Liens existing on fixed assets at the time of the acquisition thereof by Holdings or any Subsidiary of Holdings (and not created in contemplation of such acquisition) and (iii) Liens that constitute purchase money security interests on any fixed assets securing debt incurred for the purpose of financing all or any part of the cost of acquiring, developing, constructing, restoring, replacing, rebuilding, maintaining, upgrading or improving such property, provided that any such Lien attaches to such fixed assets within one hundred eighty (180) days of the acquisition, development, construction, restoration, replacement, rebuilding, maintenance, upgrade or improvement thereof and attaches solely to such fixed assets; (e) attachments, appeal bonds, judgments and other similar Liens in connection with the enforcement of rights or claims of Holdings or any of its Subsidiaries or in connection with judgments that do not result in a Default or an Event of Default; (f) easements, rights of way, zoning and other restrictions, including environmental land use restrictions, building codes, minor defects or irregularities in title and other similar Liens in respect of real property not interfering in any material respect with the ordinary conduct of the business of Holdings or any Subsidiary; (g) Liens (i) arising under the Senior Loan Documents, including but not limited to Liens securing Extended Loans, Credit Agreement Refinancing Debt and Incremental Loans (each as defined in the Senior Credit Agreement as in effect on the Effective Date, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders)) and any Permitted Refinancing thereof (in the case of Incremental Loans, solely to the extent permitted by Section 7.1(y)), (ii) in connection with any other Senior Obligations and/or (iii) in connection with any Incremental Equivalent Debt under, and as defined in, the Senior Credit Agreement as in effect on the Effective Date, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders), and any Permitted Refinancing thereof (in the case of this clause (iii), solely to the extent permitted by Section 7.1(y)), that is secured by the Collateral (as defined in the Senior Credit Agreement as in effect on the Effective Date, as it may be amended, amended and restated, supplemented, or otherwise

50 LEGAL_US_E # 185861857.6 modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders)) on an equal or junior priority basis to the Initial Term Loans (as defined in the Senior Credit Agreement as in effect on the Effective Date, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders)), subject to a Junior Lien Intercreditor Agreement or an Equal Priority Intercreditor Agreement (each as defined in the Senior Credit Agreement as in effect on the Effective Date, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders)), as applicable; provided, that, in each case of clauses (i), (ii) and (iii), any Dollar denominated baskets and/or ratio based baskets applicable to thereto shall be deemed to have a 20% cushion to the applicable levels set forth in the Senior Credit Agreement as in effect on the date hereof; (h) the replacement, extension or renewal of any Lien permitted by clause (c) above upon or in the same property subject thereto arising out of the extension, renewal or replacement of the Debt secured thereby so long as the principal amount thereof is not increased; (i) any interest or title of a lessor, licensor, sublessor or sublicensor under any lease or license permitted by this Agreement; (j) Liens arising from precautionary uniform commercial code financing statements (or equivalent filings or registrations in foreign jurisdictions) filed under any operating lease permitted by this Agreement; (k) licenses, sublicenses, leases or subleases (including with respect to intellectual property) granted to non-Affiliate third parties in the ordinary course of business not interfering with the business of the Group Companies; (l) Liens (i) in favor of collecting banks arising under Section 4-210 of the Uniform Commercial Code and (ii) arising in the ordinary course of business in favor of a banking or other financial institution as a matter of law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and that are within the general parameters customary in the banking industry or arising pursuant to the general terms and conditions of such banking institutions but excluding, in any event, deposits intended as cash collateral; (m) Liens securing Debt permitted under Section 7.1(h) hereof on the policies being financed, including in respect thereof, all returns of premium, dividend payments and loss payments which reduce unearned premiums; (n) Liens securing Debt permitted pursuant to Section 7.1(d); (o) Liens on cash earnest money deposits made by a Group Company in connection with any letter of intent or purchase agreement in connection with an Investment (including, without limitation, a Permitted Acquisition) permitted hereunder to be applied against the purchase price for such Investment; (p) Liens (i) in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business and (ii) on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the

51 LEGAL_US_E # 185861857.6 account of such person to facilitate the purchase, shipment or storage of such inventory or such goods in the ordinary course of business; (q) Liens encumbering deposits made to secure obligations arising in the ordinary course of business from contractual or warranty requirements; (r) Liens on cash collateral securing letters of credit or guarantees of letters of credit in an amount not to exceed 106% of the undrawn stated amount of such letters of credit; (s) Liens securing obligations and liabilities of Holdings and its Subsidiaries permitted hereunder; provided that the aggregate amount of the obligations and liabilities secured by such Liens does not exceed greater of (A) 24% of Effective Date EBITDA and (B) 24% of Adjusted EBITDA as of the most recently completed Computation Period at any time outstanding; (t) Liens securing Debt permitted pursuant to Section 7.1(s); provided that such Liens are on specific assets of the Person or assets acquired in the related Permitted Acquisition; (u) Liens securing Debt incurred in connection with (i) a Permitted Sale/Leaseback Transaction; provided that, such Liens extend only to the assets sold and leased back thereunder or (ii) Permitted Construction Debt; (v) Liens on cash and Cash Equivalent Investments, in an aggregate amount not to exceed the greater of (A) 6% of Effective Date EBITDA and (B) 6% of Adjusted EBITDA as of the most recently completed Computation Period at any time, supporting obligations permitted to be incurred pursuant to Section 7.1(i)(i); (w) contractual landlord Liens granted to landlords under any leases solely relating to the property located on such premises; provided that, the Liens permitted pursuant to this clause (w) shall not include any “blanket liens” on all or substantially all of the assets of any Covered Party; (x) Liens on assets or property of any Subsidiary that is not a Covered Party securing Debt and other obligations of such Subsidiary that is not a Covered Party; and (y) Liens securing Debt and other obligations under Section 7.1(n) of the Senior Credit Agreement; provided that, such Liens shall only be permitted if such Liens are (1) limited to all or part of the same property or assets (including after-acquired property that is (i) affixed or incorporated into the property or assets covered by such Lien, (ii) after-acquired property or assets subject to a Lien securing such Debt, the terms of which Debt require or include a pledge of after-acquired property or assets and (iii) the proceeds and products thereof) acquired, or of any Person acquired or merged, consolidated or amalgamated with or into the Borrower or any of its Subsidiaries, in any transaction to which such Debt or other Obligation relates, (2) not created in contemplation of any such transaction to which such Debt relates and (3) secure the same Debt that such Liens secured immediately prior to such transaction. 7.3 Restricted Payments. The Borrower shall not directly or indirectly declare or make any Borrower Restricted Payment except for (i) Borrower Permitted Restricted Payments and (ii) Tax Distributions. The Borrower shall not permit any Subsidiary to, (a) make any dividend or other distribution to any of its equity holders in their capacities as such, (b) purchase or redeem any of its Equity Interests or any warrants, options or other rights in respect thereof or (c) pay any management fees or similar fees to any of its equity holders or any Affiliate thereof, in each case, prior to the due date thereof (except as otherwise provided herein) (except that the

52 LEGAL_US_E # 185861857.6 Borrower and its Subsidiaries may make any such prepayment in connection with any Permitted Refinancings) (each, a “Restricted Payment”). Notwithstanding the foregoing, (i) the Group Companies may make Tax Distributions; (ii) the Group Companies may make distributions to Holdings (or any direct or indirect parent thereof) to permit Holdings (or any direct or indirect parent thereof) and Holdings may make distributions to the Borrower (or any direct or indirect parent thereof) to permit the Borrower (or any direct or indirect parent thereof) to make payments of legal, accounting and other ordinary course corporate overhead or other operational expenses of any direct or indirect parent company (including to pay costs and expenses incurred in connection with the Loan Documents, including administrative agency fees related thereto (but not any principal or interest owing thereunder)) and for the payment of franchise or similar taxes, in each case, necessary to maintain its legal status, in an aggregate amount per fiscal year not to exceed the greater of (x) $600,000 and (y) 0.75% of Adjusted EBITDA; (iii) any Group Company may make payments in respect of Permitted Seller Debt, so long as, (x) no Event of Default has occurred and is continuing, and (y) after giving effect to such payment, the Total Net Debt to EBITDA Ratio does not exceed 5.60:1.00, on a pro forma basis; (iv) in each case to the extent permitted under the subordination provisions applicable thereto (including any subordination terms required pursuant to the last paragraph of Section 7.1), any Group Company may make prepayments, repurchases or redemptions of any Subordinated Debt; (v) so long as no Event of Default has occurred and is continuing, the Senior Borrower may make distributions to Holdings and Holdings may make distributions to the Borrower to permit Holdings and/or the Borrower to redeem securities and similar instruments of Holdings (or any direct or indirect parent company of Holdings) or the Borrower (or any direct or indirect parent company of the Borrower) held by current or former officers, directors and employees of the Borrower, Holdings or any other Group Companies (or their current or former spouses, their estates, their estate planning vehicles or their family members), as applicable, not to exceed, unless funded with the proceeds of an issuance of Equity Interests (other than Disqualified Equity Interests), (a) the greater of (1) 6% of Effective Date EBITDA and (2) 6% of Adjusted EBITDA as of the most recently completed Computation Period in any Fiscal Year or (b) the greater of (1) 12% of Effective Date EBITDA and (2) 12% of Adjusted EBITDA as of the most recently completed Computation Period in the aggregate after the date hereof; (vi) Group Companies may declare and make dividend payments or other distributions payable solely in their Equity Interests (other than Disqualified Equity Interests); (vii) [reserved]; (viii) any Group Company may make additional Restricted Payments so long as (A) the aggregate amount of such Restricted Payment pursuant to this clause (viii) does not exceed the Available Amount at such time, (B) immediately before and after the making of such Restricted Payment, no Event of Default shall have occurred and be continuing and (C) the Total Net Debt to EBITDA Ratio does not exceed, in the case of a Restricted Payment described in clause (b) of the definition of “Available Amount”, 4.70:1.00 on a pro forma basis; (ix) to the extent constituting a Restricted Payment, any Qualifying Sponsor Subordinated Debt (in each case, including any accrued and unpaid interest thereon) may be converted into or exchanged for, in one transaction or a series of related transactions, Equity Interests of Holdings or any parent company thereof;

53 LEGAL_US_E # 185861857.6 (x) each Group Company may pay, or make distributions to any direct or indirect parent company of Holdings or the Borrower, as applicable, so that it may, pay to any Sponsor and its Investment Affiliates (1) fees, costs and expenses incurred with respect to the Related Transactions, (2) [reserved] and (3) any amounts permitted by Section 7.7(vi) hereof; (xi) to the extent constituting a Restricted Payment, the Group Companies may pay (or reimburse), or make distributions to any direct or indirect parent company of Holdings so that it may pay (or reimburse), to any Sponsor and its Investment Affiliates (a) the reasonable out-of-pocket costs and expenses incurred by such Persons in connection with the management of the Group Companies, and (b) any indemnification obligations of the Group Companies owing to such Persons; (xii) to the extent constituting a Restricted Payment, the Group Companies may pay (or reimburse), or make distributions to any direct or indirect parent company of Holdings, so that it may pay (or reimburse in cash), to the directors of the Group Companies (or any direct or indirect parent company of Holdings) in an aggregate amount not to exceed the amount permitted pursuant to Section 7.7(vi) (a) the reasonable costs and out-of-pocket expenses incurred by such directors in connection with attending board of directors meetings, (b) any indemnification obligations of the Group Companies owing to such directors, and (c) director fees payable to such directors; (xiii) to the extent constituting a Restricted Payment, the Group Companies may pay (or reimburse), or make distributions to any direct or indirect parent company of Holdings so that it may pay (or reimburse), to the officers and employees of the Group Companies (or any direct or indirect parent company of Holdings) any indemnification obligations of the Group Companies owing to such Persons pursuant to a written agreement with customary indemnification terms to the extent such Persons were providing services to the Group Companies (or any direct or indirect parent company of Holdings) in the ordinary course of business; (xiv) any Wholly-Owned Subsidiary of Holdings may pay dividends or make other distributions to Holdings or any Wholly-Owned Subsidiary of Holdings and any non-Wholly-Owned Subsidiary of Holdings may pay dividends or make other distributions to holders of its Equity Interests on a pro rata basis; (xv) the Group Companies may make cashless repurchases of Equity Interests of Holdings (or any direct or indirect parent company of Holdings) in connection with the exercise of stock options or warrants or similar rights to the extent such Equity Interests represent a portion of the exercise price of such options or warrants or similar rights; (xvi) the Group Companies may, upon conversion of any convertible Debt into Equity Interests (other than Disqualified Equity Interests), pay, or make distributions to any direct or indirect parent company of Holdings so that it may pay, cash in lieu of fractional shares in connection with any such conversion; (xvii) to the extent constituting a Restricted Payment, the Group Companies may make payments in respect of working capital adjustments or purchase price adjustments pursuant to any Permitted Acquisition or other permitted Investment and to satisfy indemnity and other similar obligations under any Permitted Acquisitions or other permitted Investments; (xviii) the Group Companies may make Restricted Payments to the extent actually financed with Net Cash Proceeds of issuance of Equity Interests (other than Disqualified Equity Interests) received substantially concurrently with the making of such Restricted Payment; provided that,

54 LEGAL_US_E # 185861857.6 for the avoidance of doubt, any such Restricted Payment shall not exceed the amount of Net Cash Proceeds of such issuance of Equity Interests received by the applicable Group Company; (xix) to the Group Companies may make distributions to the Borrower to pay any Obligations hereunder; (xx) to the extent constituting Restricted Payments, rights of setoff under Section 11.03(b) of the Effective Date Acquisition Agreement; (xxi) any Group Company may make additional Restricted Payments, so long as (A) no Event of Default has occurred and is continuing and (B) after giving effect to such payments, the Total Net Debt to EBITDA Ratio does not exceed 4.40:1.00, on a pro forma basis; (xxii) other Restricted Payments by any Group Member, so long as (A) no Event of Default has occurred and is continuing and (B) such Restricted Payments made pursuant to this clause (xxii) do not exceed an amount equal to the greater of (1) 12% of Effective Date EBITDA and (2) 12% of Adjusted EBITDA as of the most recently completed Computation Period; (xxiii) conversions of Subordinated Debt into common stock or Qualified Equity Interests; (xxiv) refinancing or exchanges of any Subordinated Debt (including Subordinated Debt assumed by any Group Company in connection with a Permitted Acquisition or other similar Investment permitted under this Agreement (and not incurred in contemplation thereof)) for like or other Subordinated Debt; provided that, if any Subordinated Debt so refinanced or exchanged is contractually subordinated in right of payment to the Obligations, such refinancing or exchange Debt shall be contractually subordinated to the Obligations to at least the same extent as the Debt so refinanced or exchanged; (xxv) so long as no Event of Default has occurred and is continuing, prepayments, purchases or redemptions of Subordinated Debt in an aggregate amount outstanding at the time made not to exceed the Available Amount; provided that, any Group Company may utilize the capacity under clause (b) of the definition of “Available Amount” for purposes of this clause (xxv) so long as, after giving effect to the payment of any such Restricted Payment, the Total Net Debt to EBITDA Ratio does not exceed 4.70:1.00, on a pro forma basis; (xxvi) so long as no Event of Default has occurred and is continuing, prepayments, purchases or redemptions of Subordinated Debt by any Group Member, so long as, after giving effect to the payment of any such Restricted Payment, the Total Net Debt to EBITDA Ratio does not exceed 4.40:1.00, on a pro forma basis; (xxvii) any Group Company may make payments of principal and interest payments in respect of Permitted Earn-Outs, so long as, (x) no Event of Default has occurred and is continuing, and (y) after giving effect to such payment, the Borrower shall be in compliance with Section 7.13 of the Senior Credit Agreement as in effect on the Effective Date, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders)), on a pro forma basis; provided, further, that the financial covenant set forth in Section 7.13 of the Senior Credit Agreement shall be increased by 20% for purposes hereof;

55 LEGAL_US_E # 185861857.6 (xxviii) so long as no Event of Default has occurred and is continuing, prepayments, repurchases or redemptions of Subordinated Debt by any Group Member in an aggregate amount note to exceed the greater of (a) 12% of Effective Date EBITDA and (b) 12% of Adjusted EBITDA as of the most recently completed Computation Period, plus any unused amounts pursuant to Section 7.3(xxii); (xxix) prepayments, repurchases or redemptions of Subordinated Debt in an amount equal to 100% of any substantially concurrently funded Permitted Equity Issuance used for such purpose and Not Otherwise Applied; and (xxx) to the extent constituting a Restricted Payment, the Senior Borrower and any of its Subsidiaries may consummate the Related Transactions on the Effective Date and the payment of the related costs associated therewith. 7.4 Mergers; Consolidations; Asset Sales. (a) The Borrower shall not be a party to any merger, consolidation or division. The Borrower shall not permit any Group Company to, be a party to any merger, consolidation or division, except for (i) any such merger or consolidation among the Group Companies, (ii) Permitted Acquisitions or other similar Investments permitted under the Senior Credit Agreement, (iii) any division of any Group Company (other than Holdings), (iv) any Permitted Tax Restructuring and (v) the Related Transactions. (b) The Borrower shall not make any Borrower Disposition. The Borrower shall not permit any Group Company to, sell, transfer, dispose of, convey or lease any of its assets or Equity Interests of its Subsidiaries, or sell or assign with or without recourse any receivables (including, for the avoidance of doubt, the effective transfer, disposition, conveyance or assignment, of assets pursuant to a permitted division of a Group Company), except for: (i) sales, transfers, conveyances or other dispositions of inventory in the ordinary course of business; (ii) sales, transfers, conveyances, leases and dispositions of assets by for at least fair market value (as determined by the board of directors (or equivalent governing body) of such Group Company) so long as (A) subject to the Limited Condition Transaction provisions, no Event of Default has occurred and is continuing or would immediately result therefrom and (B) at least 75% of the consideration for such sale, transfer, conveyance lease or disposition is paid in cash or Cash Equivalent Investments on a cumulative basis; provided, however, up to the greater of (1) 6% of Effective Date EBITDA and (2) 6% of Adjusted EBITDA as of the most recently completed Computation Period of the proceeds of such sale, transfer or disposition may be in the form of non-cash consideration; (iii) (x) the use of cash or Cash Equivalent Investments in a manner not prohibited by the Loan Documents and the making of Investments otherwise permitted hereunder and (y) conversion of Cash Equivalent Investments into cash or other Cash Equivalent Investments; (iv) licenses, sublicenses, leases or subleases granted to third parties in the ordinary course of business not interfering with the business of the Group Companies; (v) sales, forgiveness or discounting, on a non-recourse basis and in the ordinary course of business, of past due accounts in connection with the collection or compromise thereof or the settlement of delinquent accounts or in connection with the bankruptcy or reorganization of suppliers or customers;

56 LEGAL_US_E # 185861857.6 (vi) the lapse, abandonment or other dispositions of intellectual property that is, in the reasonable good faith judgment of a Group Company, no longer economically practicable or commercially desirable to maintain or useful in the conduct of the business of the Group Companies; (vii) sales, transfers and dispositions of obsolete, worn-out, immaterial or surplus assets; (viii) dispositions resulting from any casualty, loss or condemnation events; (ix) the granting of Permitted Liens; (x) (A) any sale or issuance by Holdings of its own Equity Interests (other than Disqualified Equity Interests) which would not result in an Event of Default under Section 8.1.10, (B) any sale or issuance by Holdings or the Senior Borrower of its own Equity Interests to Holdings, (C) any sale or issuance by any Group Company of its own Equity Interests to another Group Company (other than Holdings), provided, however, that the proportion of such equity interests and of each class of such equity interests (both on an outstanding and fully-diluted basis) held by Senior Borrower and such Group Companies, taken as a whole, does not change as a result of such sale or issuance, and (D) to the extent necessary to satisfy any requirement of law in the jurisdiction of incorporation or formation of any Group Company, any sale or issuance by such Group Company of its own Equity Interests constituting directors’ qualifying shares or nominal holdings; (xi) sales, transfers, conveyances, leases and dispositions of property at fair market value to the extent such property is exchanged for credit against the purchase price of substantially concurrently purchased similar replacement property with a reasonably equivalent or greater fair market value; (xii) the dissolution, liquidation or winding up of the affairs of any Immaterial Subsidiary; provided that all of the assets of such Subsidiary are transferred to a Group Company (other than Holdings); (xiii) the termination or unwinding of any Swap Obligation (as defined in the Senior Credit Agreement); (xiv) sales, transfers, conveyances, leases and dispositions of assets among the Group Companies; (xv) cancellations, terminations or surrender of any lease in the ordinary course of business; (xvi) the termination or unwinding of any Hedging Obligation or Cash Management Obligations (each as defined in the Senior Credit Agreement as in effect on the Effective Date) in accordance with its terms; (xvii) any sale, transfer or other disposition of real property and assets located on such real property pursuant to a Permitted Sale/Leaseback Transaction, so long as immediately before and after giving effect to such Permitted Sale/Leaseback Transaction, no Event of Default has occurred and is continuing; (xviii) any sale, transfer or other disposition of real property and assets located on such real property to non-Affiliate bona fide third parties other than as contemplated by Section

57 LEGAL_US_E # 185861857.6 7.4(b)(xvii); provided that (i) such sale is for fair market value (as determined on the date on which a definitive agreement for such disposition was entered into) and (ii) immediately before and after giving effect to such sale, transfer or other disposition, no Event of Default shall have occurred and be continuing; (xix) any disposition of non-core assets or lines of business acquired in connection with a Permitted Acquisition or other similar Investment permitted hereunder or disposition required to obtain anti-trust approval made to obtain the approval of an anti-trust authority of a Permitted Acquisition or other permitted Investment to the extent applicable; (xx) other sales, transfers and dispositions so long as (i) no Event of Default has occurred and is continuing and (ii) such sales, transfers and dispositions are in an aggregate amount equal to or less than the greater of (A) 2.70% of Effective Date EBITDA and (B) 2.70% of Adjusted EBITDA as of the most recently completed Computation Period; (xxi) dispositions made for the purpose of substituting properties subject to master leases or other leases on terms not materially less favorable to the applicable tenant than set forth in the “Master Lease Agreement” as in effect as of the Effective Date or on similar terms (as determined by the Borrower in good faith); (xxii) Permitted Tax Restructurings; (xxiii) asset swaps for fair market value in the ordinary course of business; and (xxiv) dispositions in connection with the Related Transactions on the Effective Date. 7.5 Modification of Certain Documents. (a) The Borrower shall not permit the charter, by-laws or other organizational documents of the Borrower to be amended or modified in any way which would reasonably be expected to (i) adversely affect the Borrower’s ability to satisfy its obligations under this Agreement or (ii) materially adversely affect the interests of Agent or any Lender under the Loan Documents (in each case, in its capacity as such). 7.6 Use of Proceeds. The Borrower shall use the proceeds of the Loans solely with respect to the Initial Term Loan incurred on the Effective Date, together with the proceeds from the Effective Date Equity Contribution and cash on hand at the Effective Date Target and its subsidiaries, to fund the Effective Date Acquisition and to pay fees, costs and expenses related to the Related Transactions. 7.7 Transactions with Affiliates. The Borrower shall not enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its Affiliates, except for Borrower Permitted Affiliate Transactions. The Borrower shall not permit any Group Company to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its Affiliates involving aggregate payments or consideration in excess of $1,200,000 for any individual or series of related transactions, arrangements or contracts, except:

58 LEGAL_US_E # 185861857.6 (i) transactions, arrangements and contracts which are on terms (when taken as a whole) which are not less favorable to it or such other Group Company in any material respect than are obtainable from any Person which is not one of its Affiliates; (ii) transactions, arrangements and contracts solely among the Group Companies; (iii) as expressly permitted by this Agreement or the other Loan Documents (including any Restricted Payments as expressly permitted by Section 7.3); (iv) consummation of the Related Transactions; (v) as set forth on Schedule 7.7 hereto; (vi) payments (or reimbursement) to the directors of the Group Companies (or any direct or indirect parent company of Holdings) of (i) the reasonable costs and out-of-pocket expenses actually incurred by such directors in connection with attending board of directors meetings, (ii) any indemnification obligations of the Group Companies owing to such directors and (iii) customary director fees payable to such directors; (vii) employment and severance arrangements (and any payments pursuant thereto) between Holdings (or any direct or indirect parent thereof) and its Subsidiaries, and their respective directors, officers, employees, members of management or consultants, in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements; (viii) payments of principal, interest and fees hereunder (or under other Debt permitted hereunder) to Affiliated Lenders or Affiliated Debt Funds that are Lenders (or lenders under other Debt permitted hereunder) solely in their capacities as Lenders; and (ix) payments of principal, interest and fees under the Senior Credit Agreement (or under other Debt permitted thereunder) to Affiliated Lenders or Affiliated Debt Funds that are Lenders (each as defined in the Senior Credit Agreement as in effect on the Effective Date, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time) (or lenders under other Debt permitted thereunder) solely in their capacities as Lenders thereunder. 7.8 [Reserved]. 7.9 Negative Pledge. The Borrower shall not permit any Group Company to enter into or permit to exist any agreement, instrument or other undertaking (each, a “Contractual Obligation”) to which any Covered Party is a party (other than the Senior Credit Agreement or any other Senior Loan Document) that limits the ability of (a) any Covered Party to create, incur, assume or suffer to exist Liens on property of such Covered Party for the benefit of the Senior Lenders with respect to the Senior Obligations or under the Senior Loan Documents, (b) any Subsidiary to make dividends or make other distributions to any Covered Party or any other Subsidiary or to otherwise transfer property to any Covered Party or any other Subsidiary or (c) any Subsidiary to guarantee the Debt of any Covered Party or become a Senior Borrower under the Senior Credit Agreement; provided that the foregoing shall not apply to (i) Contractual Obligations which exist on the Effective Date, (ii) Contractual Obligations which are binding on a Subsidiary of Senior Borrower at the time such Subsidiary first becomes a Subsidiary of Senior Borrower, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Subsidiary of Senior Borrower, (iii) Contractual Obligations which arise in connection with any sale, transfer or other disposition permitted by Section 7.4 and relate solely to the assets or Person

59 LEGAL_US_E # 185861857.6 subject to such sale, transfer or other disposition, (iv) Contractual Obligations which are negative pledges and restrictions on Permitted Liens, but solely to the extent any negative pledge relates to the property financed by such Debt, (v) Contractual Obligations which are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto, (vi) Contractual Obligations which comprise restrictions imposed by any agreement relating to secured Debt permitted pursuant to Section 7.1 and to the extent that such restrictions apply only to the property or assets securing such Debt or to Senior Borrower or any of its Subsidiaries incurring or guaranteeing such Debt, (vii) Contractual Obligations which are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Senior Borrower or any of its Subsidiaries, (viii) Contractual Obligations which are customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (ix) Contractual Obligations which are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (x) Contractual Obligations which arise in connection with cash or other deposits permitted under Sections 7.2 and 7.10 and limited to such cash or deposit, (xi) obligations which apply by reasonable application of any applicable laws, rule, regulation or order or are required by any Governmental Authority having jurisdiction over the Senior Borrower or any of its Subsidiaries, (xii) restrictions set forth in the Senior Loan Documents or (xiii) a negative pledge or similar restrictions with respect to personal property maintained at a location that was subject to a Permitted Sale/Leaseback Transaction or in connection with Permitted Construction Debt. 7.10 Investments. The Borrower shall not make or permit to exist any Investments in any other Person, except for Investments in the common Equity Interests of Holdings, Investments in cash and Cash Equivalent Investments and bank deposits in the ordinary course of business. The Borrower shall not permit any Group Company to make or permit to exist any Investment in any other Person, except the following: (a) contributions by any Group Company to any other Group Company; (b) Investments constituting Debt permitted by Section 7.1(c); (c) Contingent Obligations constituting Debt permitted by Section 7.1 or Liens permitted by Section 7.2; (d) cash and Cash Equivalent Investments, and receivables and trade credit created in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (e) bank deposits in the ordinary course of business; (f) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment or received as a result of the settlement, compromise or resolution of litigation, arbitration or other disputes with Persons who are not Affiliates; (g) loans and advances to officers, directors, employees and consultants in an aggregate outstanding amount not to exceed the greater of (x) 6% of Effective Date EBITDA and (y) 6% of Adjusted EBITDA as of the most recently completed Computation Period; (h) Investments as of the Effective Date; provided that, any such Investments in excess of $5,000,000 individually shall be described on Schedule 7.10;

60 LEGAL_US_E # 185861857.6 (i) any purchase or other acquisition by any Group Company of the assets or Equity Interests of any other Group Company (other than Holdings); (j) Investments consisting of promissory notes issued to Holdings by officers, directors and employees which are used by such Persons to simultaneously purchase Equity Interests of Holdings (or any direct or indirect parent thereof); (k) deposits, prepayments and other credits to suppliers and deposits in connection with lease obligations, taxes, insurance and similar items, in each case made in the ordinary course of business and securing contractual obligations of a Group Company, in each case to the extent constituting a Permitted Lien; (l) Investments in prepaid expenses, lease, utility and workers’ compensation, performance and other similar deposits, each as entered into in the ordinary course of business; (m) promissory notes and other non-cash consideration received in connection with the dispositions permitted pursuant to Section 7.4 hereof; (n) Hedging Obligations and/or Cash Management Obligations (each as defined in the Senior Credit Agreement as in effect on the Effective Date) permitted pursuant to Section 7.1; (o) in addition to Investments permitted by this Section 7.10, additional Investments by the Group Companies so long as (A) subject to the Limited Condition Transaction provisions, immediately before and after the making of such Investment, no Specified Event of Default shall have occurred and be continuing, and (B) the Total Net Debt to EBITDA Ratio does not exceed 5.60:1.00; (p) other Investments, loans and advances in addition to those otherwise permitted by this Section to the extent the aggregate amount of such other Investments, loans and advances made after the date hereof and not repaid does not exceed the sum of (i) the greater of (A) 30% of Effective Date EBITDA and (B) 30% of Adjusted EBITDA as of the most recently completed Computation Period plus (ii) unused amounts pursuant to Section 7.3(xxii) plus (iii) unused amounts pursuant to Section 7.3(xxviii); (q) Permitted Acquisitions; (r) Investments consisting of earnest money deposits in connection with Acquisitions (including Permitted Acquisitions) permitted hereunder; (s) Capital Expenditures; (t) Investments in an aggregate amount not to exceed the Available Amount, so long no Event of Default has occurred and is continuing; (u) Permitted Tax Restructurings; (v) to the extent constituting an Investment, Liens, Restricted Payments and fundamental changes and dispositions expressly permitted hereunder; (w) to the extent constituting an Investment, Debt permitted to be incurred pursuant to Section 7.1(y); and

61 LEGAL_US_E # 185861857.6 (x) Investments made in connection with the Related Transactions on the Effective Date. For purposes of this Section 7.10, the amount of any Investment at any time shall be the amount actually invested, without adjustment for subsequent changes in the value of such Investment, net of any repayment or returns of principal or capital with respect to such Investment. 7.11 [Reserved]. 7.12 Changes in Accounting, Name and Jurisdiction of Organization. The Borrower shall not, and shall not permit any Group Company to, (i) make any significant change in accounting treatment or reporting practices, except as required by GAAP without the consent of Agent (acting at the direction of the Required Lenders) and (ii) change the Fiscal Year or method for determining Fiscal Quarters of any Group Company without the consent of Agent (acting at the direction of the Required Lenders). 7.13 [Reserved]. 7.14 Activities of the Borrower and Holdings. The Borrower shall not, and shall not permit Holdings, to (a) engage in any business operating activity other than (i) holding the Equity Interests of Holdings or Senior Borrower, as applicable, owning deposit and securities accounts and cash on deposit therein from time to time and holding other de minimis property; (ii) performing its obligations under its governance documents; (iii) issuing its own Equity Interests subject to the terms hereof and performing its obligations and undertaking activities incidental thereto; (iv) filing Tax reports and paying Taxes in the ordinary course (and contesting any Taxes) and participating in Tax, accounting and other administrative matters as a member of the consolidated group of the Borrower and its Subsidiaries; (v) preparing reports to Governmental Authorities and to its stockholders; (vi) holding director, manager and member meetings, preparing its books and records and performing other actions and activities required to maintain its separate structure or to comply with applicable requirements of law, or its organizational documents; (vii) providing indemnification and other benefits to officers, directors and employees or in connection with any Debt incurred pursuant to Section 7.1(p); (viii) solely with respect to Holdings, the incurrence of Debt permitted under the Senior Credit Agreement as in effect on the date hereof to be incurred by Holdings and performance of its obligations thereunder, with any Dollar denominated baskets and/or ratio based baskets set forth therein being deemed to have a 20% cushion to the applicable levels set forth in the Senior Credit Agreement as in effect on the date hereof; (ix) solely with respect to Holdings, completing transactions permitted under the Senior Credit Agreement as in effect on the date hereof, making payments permitted under the Senior Credit Agreement as in effect on the date hereof and making Investments permitted under the Senior Credit Agreement as in effect on the date hereof, in each case, with any Dollar denominated baskets and/or ratio based baskets set forth therein being deemed to have a 20% cushion to the applicable levels set forth in the Senior Credit Agreement as in effect on the date hereof; (x) solely with respect to Holdings, transactions expressly described herein as involving Holdings and permitted under the Senior Credit Agreement; (xi) solely with respect to Holdings, any guarantees of leases entered into by a Group Company which are otherwise not prohibited by the Senior Credit Agreement as in effect on the date hereof, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time (if the effect of such amendment, restatement, amendment and restatement, modification or supplement for purposes hereof has been consented to by the Required Lenders); and (xii) activities incidental to its existence and to the business or activities described in clauses (i)-(xi) above, or (b) permit any of the Equity Interests issued by it to be pledged to secure any Debt for Borrowed Money or otherwise be subject to a Lien other than involuntary Permitted Liens arising

62 LEGAL_US_E # 185861857.6 by statute and, in the case of Holdings, in each case, that are permitted under the Senior Credit Agreement as in effect on the date hereof with any Dollar denominated baskets and/or ratio based baskets set forth therein being deemed to have a 20% cushion to the applicable levels set forth in the Senior Credit Agreement as in effect on the date hereof. 7.15 OFAC; Patriot Act. The Borrower shall not, and shall not permit any of its Subsidiaries to, fail to comply with the laws, regulations and executive orders referred to in Section 5.22. 7.16 [Reserved]. 7.17 [Reserved]. 7.18 Material Debt. The Borrower shall not, and shall not permit any Subsidiary to, at any time, renew, amend, extend, or otherwise modify the terms and provisions of any Material Debt nor shall the Borrower enter into any other Material Debt (by way of refinancing or otherwise), in each case, if such action shall (a) add any express restriction on the right of the Borrower to make payments on or in respect of this Agreement, (b) materially impair the validity or enforceability of this Agreement or (c) evidence or result in the incurrence of Debt that would be prohibited by Section 7.1; provided that, for the avoidance of doubt, the foregoing shall not restrict the Borrower, or any of its Subsidiaries, from amending, restating, supplementing, modifying or refinancing the Senior Credit Agreement in a manner that does not otherwise conflict with clauses (a), (b) and (c) above. Section 8. Events of Default; Remedies. 8.1 Events of Default. Each of the following shall constitute an event of default under this Agreement (each, an “Event of Default”): 8.1.1 Non-Payment of Credit. Default in the payment when due of the principal of any Loan when the same becomes due; or default, and continuance thereof for three (3) Business Days, in the payment when due of any other Obligations, including any interest, fee or other amount payable by the Borrower hereunder or under any other Loan Document, in each case of the foregoing, whether at maturity, at a date fixed for payment or prepayment, by declaration or otherwise. 8.1.2 Default Under Other Debt. Any default shall occur under the terms applicable to any Material Debt (other than the Obligations) of any Group Company in an aggregate amount (for all such Debt so affected and including undrawn committed or available amounts and amounts owing to all creditors under any combined or syndicated credit arrangement) in excess of the Threshold Amount, and such default shall (i) consist of the failure to pay principal, interest or premium on such Material Debt prior to the expiration of the grace or cure period provided in such Material Debt (and such failure continues for ninety (90) after the occurrence thereof), or (ii) result in the acceleration of such Material Debt prior to its expressed maturity; provided that this clause (ii) shall not apply to Material Debt

63 LEGAL_US_E # 185861857.6 permitted hereunder (other than the Obligations) that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Debt, if (A) such voluntary sale or transfer is permitted hereunder and under the documents providing for such Material Debt, (B) the proceeds of such voluntary sale or transfer are not required to repay the Loans under this Agreement, and (C) such Material Debt is repaid substantially contemporaneously with such voluntary sale or transfer with the proceeds of such sale or transfer; provided, further that any such failure under clause (i) above shall cease to constitute a Default or Event of Default if remedied, cured or waived by the applicable holders of such Material Debt within ninety (90) days after the expiration of any applicable grace period contained in such Material Debt and any acceleration under clause (ii) above shall cease to constitute a Default or Event of Default if rescinded by the applicable holders of such Debt, in each case, prior to any acceleration of the Loans pursuant to Section 8.2. 8.1.3 Bankruptcy; Insolvency. (a) The Borrower becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or (b) The Borrower applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for the Borrower or any property thereof, or makes a general assignment for the benefit of creditors; or in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the Borrower or for a substantial part of the property of any thereof and is not discharged or dismissed within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of the Borrower, and if such case or proceeding is not commenced by the Borrower, it is consented to or acquiesced in by the Borrower, or remains for sixty (60) days undismissed. 8.1.4 Non-Compliance with Loan Documents. (a) Failure by the Borrower to (a) comply with or to perform any covenant set forth in Sections 6.5 (solely with respect to the Borrower) and 7; (b) failure by the Borrower to comply with or to perform any covenant set forth in Sections 6.1.1, 6.1.2 (solely with respect to quarterly financial statements), or, 6.1.3 and continuance of such failure described in this clause (b) for five (5) Business Days after the occurrence thereof; or (c) failure by the Borrower to comply with or to perform any other provision of this Agreement or any other Loan Document applicable to it (and not constituting an Event of Default under any other provision of this Section 8) and continuance of such failure described in this clause (c) for thirty (30) days after the earlier of (1) receipt by the Borrower of notice from Agent or any Lender of such failure or (2) any Authorized Officer of the Borrower becoming aware of such failure. 8.1.5 Representations; Warranties. Any representation or warranty made or deemed to be made by the Borrower herein or in any other Loan Document furnished by the Borrower to Agent or any Lender in connection herewith is untrue in any material respect or false or misleading in any material respect on the date as of which such representation is made (or is deemed to be made); and in the case of any representation and warranty made or deemed made after the Effective Date that is able to be cured, to the extent such representation or warranty shall remain untrue (in any material respect) for a period of thirty (30) days. 8.1.6 [Reserved].

64 LEGAL_US_E # 185861857.6 8.1.7 Judgements. There is entered against the Borrower one or more final judgments or orders for the payment of money in an aggregate amount in excess of the Threshold Amount (after giving effect to applicable insurance as to which a solvent and unaffiliated insurance company has not denied coverage). 8.1.8 Challenge to this Agreement. The Borrower shall challenge or contest, in any action, suit or proceeding, the validity or enforceability of this Agreement. 8.1.9 [Reserved]. 8.1.10 Change of Control. A Change of Control shall have occurred. 8.2 Remedies. If any Event of Default described in Section 8.1.3 shall occur (in each case, after giving effect to the applicable grace periods), the Loans and all other Obligations shall become immediately due and payable, all without presentment, demand, protest or notice of any kind; and, if any other Event of Default shall occur and be continuing (after giving effect to the applicable grace periods), Agent, upon the written request of the Required Lenders, shall declare by written notice all or any part of the Loans and other Obligations to be due and payable, whereupon the Loans and other Obligations shall become immediately due and payable (in whole or in part, as applicable), all without presentment, demand, protest or notice of any kind. Agent (at the written direction of the Required Lenders) shall promptly advise the Borrower of any such declaration, but failure to do so shall not impair the effect of such declaration. 8.3 [Reserved]. Section 9. Agent. 9.1 Appointment; Authorization. (a) Each Lender hereby irrevocably appoints, designates and authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, Agent shall not have any duty or responsibility except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting the generality of the foregoing, the use of the term “agent” herein and in the other Loan Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. (b) [Reserved].

65 LEGAL_US_E # 185861857.6 9.2 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such agent or attorney-in-fact. Any such delegation made shall not preclude the subsequent exercise of those rights and powers by the Agent, any revocation of such delegation or any subsequent delegation of any such rights, powers, authorities and discretions. In such capacity, Agent has the right to exercise all rights and remedies available under the Loan Documents, the Uniform Commercial Code and other applicable law, as directed in writing by the Required Lenders. Without limiting the generality of the powers of Agent, as set forth above, in the context of any bankruptcy or other insolvency proceeding involving any Group Company, Agent is hereby authorized to, at the written direction of Required Lenders: (i) file proofs of claim and other documents on behalf of the Lenders and (ii) object or consent to the use of cash collateral. 9.3 Limited Liability. None of Agent or any of its directors, officers, employees or agents shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 8.1 and 10.1), or (ii) except to the extent resulting from its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable decision, (b) be subject to any fiduciary or implied duties, regardless of whether a Default or Event of Default has occurred or is continuing, (c) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; (d) have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity; or (e) be responsible in any manner to any Lender for any recital, statement, representation or warranty made by any Group Company or Affiliate of any Group Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. Agent shall not be under any obligation to or have any duty to ascertain or to inquire into (a) any statement, warranty or representation made in connection with this Agreement or the other Loan Documents, (b) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (d) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document delivered in connection herewith or therewith, (e) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to

66 LEGAL_US_E # 185861857.6 the Agent, or (f) to inspect the properties, books or records of any Group Company or Affiliate of any Group Company. The Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Agent shall not (i) be obligated to ascertain, monitor or inquire as to whether any Lender or prospective Lender is a Disqualified Institution or (ii) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution. 9.4 Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document (including any electronic message, Internet or intranet website post or other distribution) believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower or any Group Company), independent accountants and other experts selected by Agent and shall not be liable for any action taken or not taken by it in accordance with the advice of such counsel, accountants or experts. Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such written advice or concurrence of Required Lenders (or all Lenders if expressly required hereunder) as it deems appropriate and, if it so requests, written confirmation from Lenders of their obligation to indemnify Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a written request or written consent of Required Lenders (or all Lenders if expressly required hereunder) and such written request and any action taken or failure to act pursuant thereto shall be binding upon each Lender. 9.5 Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Event of Default or Default and stating that such notice is a “notice of default”. Agent will notify Lenders of its receipt of any such notice or any such default in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders. Upon the occurrence and continuance of a Default or an Event of Default, the Lenders agree that the Required Lenders shall have the sole right to determine a course of action for the enforcement of the rights of the Lenders, and the Agent shall be entitled to refrain from taking any action (without incurring any liability for so refraining) unless and until the Agent shall have received written instructions from the Required Lenders. All rights of action under the Loan Documents may be enforced by the Agent (at the written direction of the Required Lenders) and any suit or proceeding instituted by the Agent in furtherance of such enforcement shall be brought in its name as the Agent without the necessity of joining as plaintiffs or defendants any Lender, and the recovery of any judgment shall be for the benefit of the Lenders subject to the fees, expenses and other amounts payable to the Agent. Any and all agreements to subordinate (whether made heretofore or hereafter) other Debt or obligations of the Covered Parties to the Loans or the Obligations shall be construed as being for the benefit of each Lender. 9.6 Credit Decision.

67 LEGAL_US_E # 185861857.6 Each Lender acknowledges that Agent has not made any representation or warranty to it, and that no act by Agent hereafter taken, including any review of the affairs of the Borrower and the Group Companies, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the Group Companies, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Group Companies. Except for notices, reports and other documents expressly herein required to be furnished to Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of any Group Company which may come into the possession of Agent. The Lenders and any transferees or assignees after the Effective Date will be required to provide to the Agent or its agents all information, documentation or certifications reasonably requested by the Agent to permit the Agent to comply with its tax reporting obligations under applicable laws, including any applicable cost basis reporting obligations. 9.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, each Lender shall indemnify promptly upon demand and hold harmless Agent and its directors, officers, employees, advisors and agents (to the extent not timely and indefeasibly indemnified and reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), based on such Lender’s Pro Rata Term Loan Share, from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including Legal Costs, of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent and its directors, officers, employees, advisors and agents, in any way arising out of, the Loans, this Agreement, any other Loan Document or any documents contemplated by or referred to herein or therein, the Related Transactions or any of the other transactions contemplated hereby or thereby or any action taken or omitted by such Agent or its directors, officers, employees, advisors or agents under or in connection with any of the foregoing (IN ALL CASES, WHETHER OR NOT CAUSED OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF AGENT OR ITS DIRECTORS, OFFICERS, EMPLOYEES, ADVISORS OR AGENTS); provided, that no Lender shall be liable for the payment of any portion of such actions, causes of action, suits, losses, liabilities, damages and expenses that have resulted solely and directly from the gross negligence or willful misconduct of such Agent or its directors, officers, employees, advisors or agents, as determined by the final and non-appealable judgment of a court of competent jurisdiction. Without limitation of the foregoing, each Lender shall reimburse Agent promptly upon demand for its ratable share of any costs or out-of-pocket expenses (including Legal Costs) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section 9.7 shall survive repayment of the Loans, cancellation of the Notes, termination of this Agreement, the other Loan Documents and the Obligations hereunder and thereunder and the resignation or replacement of Agent. For purposes hereof, a Lender’s Pro Rata Term Loan Share shall be determined based upon its share of the outstanding Loans at such time (or if such indemnity payment is sought after the date on which the Loans

68 LEGAL_US_E # 185861857.6 have been Paid in Full in accordance with such Lender’s Pro Rata Term Share immediately prior to the date on which the Loans are Paid in Full). 9.8 Agent Individually. The Agent and its Affiliates may, to the extent applicable, make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Group Company and any Affiliate of any Group Company as though the Agent were not Agent hereunder and without notice to or consent of any Lender. Each Lender acknowledges that, pursuant to such activities, the Agent or its Affiliates may receive information regarding Group Companies or their Affiliates (including information that may be subject to confidentiality obligations in favor of any such Group Company or such Affiliate) and acknowledge that Agent shall be under no obligation to provide such information to them. With respect to their Loans (if any), the Agent and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though the Agent were not Agent, and the terms “Lender” and “Lenders” include the Agent and its Affiliates, to the extent applicable, in their individual capacities. 9.9 Successor Agent. Agent may resign as Agent at any time upon thirty (30) days’ prior notice to Lenders (unless such notice is waived by Required Lenders) and Borrower. If Agent resigns under this Agreement, Required Lenders shall, with the consent of the Borrower (which shall not be unreasonably withheld or delayed and shall not be required if an Event of Default has occurred and is continuing), appoint from among Lenders a successor agent for Lenders. If no successor agent is appointed prior to the effective date of the resignation of Agent, the Agent may, with the consent of the Borrower (which shall not be unreasonably withheld or delayed and shall not be required if an Event of Default has occurred and is continuing), on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank, who shall serve as Agent hereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided above. If no successor Agent has been appointed pursuant to the foregoing sentence by such 30th day after the date such notice of resignation was given by such Agent, such Agent’s resignation shall become effective and the Required Lenders shall thereafter perform all the duties of such Agent hereunder and/or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor Agent. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term “Agent” shall mean such successor agent, and the retiring Agent’s appointment, powers and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 9 and Sections 10.4 and 10.5 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Agent hereunder until such time, if any, as Required Lenders appoint a successor agent as provided for above. 9.10 [Reserved]. 9.11 [Reserved]. 9.12 Actions in Concert.

69 LEGAL_US_E # 185861857.6 For the sake of clarity, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement, the Notes or any other Loan Document (including exercising any rights of setoff) without first obtaining the prior written consent of Agent and Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement, the Notes and the other Loan Documents shall be taken in concert and at the written direction or with the written consent of Agent or Required Lenders. 9.13 [Reserved]. 9.14 Erroneous Payments. (a) If the Agent provides written notice to a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, but in any event excluding the Loan Parties and their Affiliates other than Affiliated Debt Funds, a “Payment Recipient”) that the Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Agent) received by such Payment Recipient from the Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof) (provided that, without limiting any other rights or remedies (whether at law or in equity), the Agent may not make any such demand under this clause (a) with respect to an Erroneous Payment unless such demand is made within ninety (90) days of the date of receipt of such Erroneous Payment by the applicable Payment Recipient), such Erroneous Payment shall at all times remain the property of the Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than one (1) Business Days thereafter, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Payment Recipient hereby further agrees that if it receives a payment from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Agent, (y) that was not preceded or accompanied by notice of payment, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Payment Recipient shall promptly (and, in all events, within one (1) Business Day of its knowledge of such error) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this Section 9.14(b).

70 LEGAL_US_E # 185861857.6 (c) The Borrower hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason (and without limiting the Agent’s rights and remedies under this Section 9.14), the Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower (d) Each Lender hereby authorizes the Agent to set off, net and apply any and all deposits of such Lender (general or special, time or demand, provisional or final) at any time held by or on behalf of the Agent (or its Affiliates, including by branches and agencies of the Agent, wherever located) for the account of to such Lender against any amount due to the Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrower for the purpose of making such payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Notwithstanding anything to the contrary herein or in any other Loan Document, neither any Covered Party nor any of its respective Affiliates (other than any Affiliated Lender or Affiliated Debt Fund who is a Payment Recipient) shall have any obligations or liabilities (including the payment of any assignment or processing fee payable to the Agent in connection therewith) directly or indirectly arising out of this Section 9.14 in respect of any Erroneous Payment (other than having consented to the assignment referenced in Section 10.8). Each party’s obligations, agreements and waivers under this Section 9.14 shall survive the resignation or replacement of the Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. 9.15 Force Majeure. The Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; pandemics; riots; interruptions, losses or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility. 9.16 Proof of Claim. In case of the pendency of any proceeding under any Debtor Relief Laws, including any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Covered Party, the Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

71 LEGAL_US_E # 185861857.6 (a) at the written direction of the Required Lenders, to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loan and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agent (including any claim for the reasonable and documented out- of-pocket compensation, expenses, disbursements and advances of the Lenders and the Agent and their respective agents and counsel and all other amounts due the Lenders and the Agent pursuant to the terms of the Loan Documents) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any custodian, receiver, receiver-manager, monitor, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, to pay to the Agent any amount due for reasonable and documented out-of-pocket compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due to the Agent pursuant to the Loan Documents. Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Loans or the rights of any Lender or to authorize the Agent to vote in respect of the claim of any Lender in any such proceeding. Section 10. Miscellaneous. 10.1 Waiver; Amendments. (a) No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or any of the other Loan Documents (or any subordination provision relating to any subordination provision relating to any Debt that is contractually subordinated to the Obligations) shall in any event be effective unless the same shall be in writing and signed by the Borrower and by Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that: (i) no such amendment, modification, waiver or consent shall, unless in writing and signed by all of the Lenders directly and adversely affected thereby, in addition to Required Lenders and the Borrower, do any of the following: (1) [reserved], (2) postpone any date scheduled for, or reduce or forgive the principal amount of any Loan, it being understood that the waiver of any Default, Event of Default or mandatory prepayment shall not constitute a reduction or forgiveness of principal, the amount or rate of interest thereon (provided that Required Lenders may rescind an imposition of default interest pursuant to Section 2.7.1) (provided that the Required Lenders may waive the application of Section 2.10.2); provided, further, that only the Lenders participating in such reduction of the amount of any such Loan, the amount or rate of such interest thereon, or any such fees or other amounts payable hereunder or under the other Loan Documents shall be considered directly affected by such reduction, (3) amend the provisions of Section 2.12.2 or change or have the effect of changing the priority or pro rata treatment of any payments (including voluntary and mandatory prepayments) or (4) subordinate the right of payment of all or any portion of the Obligations (as such definition was in effect on the Effective Date) to any other Debt; and (ii) no such amendment, modification, waiver or consent shall, unless in writing and signed by all of the Lenders in addition to the Borrower (with respect to Loan Documents to which the Borrower is a party), do any of the following: (1) extend final maturity of any Loans, it being understand that a waiver of any Default, Event of Default or mandatory prepayment shall not constitute an

72 LEGAL_US_E # 185861857.6 extension of the maturity date or the date scheduled for payment of any principal of or interest on the Loans or any fees or other amounts payable hereunder or under the other Loan Documents, (2) change the definition of “Required Lenders”, (3) change any provision of this Section 10.1 or (4) [reserved]. (b) No amendment, modification, waiver or consent shall, unless in writing and signed by Agent, in addition to the Borrower and Required Lenders (or all Lenders directly affected thereby or all of the Lenders, as the case may be in accordance with the provisions above), affect the rights, privileges, duties or obligations of Agent (including without limitation under the provisions of Section 9) under this Agreement or any other Loan Document, and no amendment, modification, waiver or consent shall be effective as to the Agent until the Agent receives a copy of such amendment, waiver or consent. (c) No failure or delay on the part of Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. The rights and remedies of the Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by this Section 10.1, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances. (d) [Reserved]. (e) [Reserved]. (f) Intercreditor Agreements. Notwithstanding anything to the contrary contained in this Section 10.1 or any other Loan Document, no Lender consent (other than that of Agent (acting at the written direction of the Required Lenders)) is required to enter into or effect any amendment or supplement to any subordination or intercreditor agreement (i) that is for the purpose of adding any holders of Debt, respectively, as parties thereto, as expressly contemplated by the terms of such subordination or intercreditor agreement (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as are required to effectuate the foregoing; provided that such other changes are not adverse, in any material respect, to the interests of the Lenders), or (ii) that is expressly contemplated by such subordination or intercreditor agreement; provided that no such agreement shall amend, modify or otherwise affect the rights or duties of Agent hereunder or under any other Loan Document without the prior written consent of Agent. (g) Certain Other Amendments. This Agreement may be amended and waived with the consent of the Agent at the written request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to cure ambiguities, mistakes, errors, omissions or defects (as reasonably determined by the Agent and the Borrower with such determination being conclusive and binding), (ii) to effect administrative changes of a technical or immaterial nature (as conclusively determined by the Agent and the Borrower in good faith) or (iii) to cure incorrect cross references or similar inaccuracies (as conclusively determined by the Agent and the Borrower in good faith). 10.2 Notices. Except as otherwise provided in Sections 2.2 and 2.3, all notices hereunder shall be in writing (including facsimile, email and other electronic transmission) and shall be sent to the applicable party at its

73 LEGAL_US_E # 185861857.6 address shown on Annex II or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three (3) Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received. For purposes of Sections 2.2 and 2.3, Agent shall be entitled to rely on telephonic instructions from any person that Agent in good faith believes is an authorized officer or employee of the Borrower, and the Borrower shall hold Agent and each other Lender harmless from any loss, cost or expense resulting from any such reliance. The Borrower and Lenders each hereby acknowledge that, from time to time, Agent may deliver information and notices to Lenders using the internet service “Intralinks” or electronic mail. The Borrower and each Lender hereby agree that Agent may, in its discretion, utilize Intralinks or electronic mail for such purpose. 10.3 Computations. Unless otherwise specifically provided herein, any accounting term used in this Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations (including with respect to the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation) hereunder shall be computed in accordance with GAAP consistently applied; provided that, at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Borrower and the Required Lenders); provided that, the Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant (or related definition) is amended in a manner satisfactory to the Borrower and Required Lenders. The explicit qualification of terms or computations by the phrase “in accordance with GAAP” shall in no way be construed to limit the foregoing. Notwithstanding anything to the contrary above or elsewhere in this Agreement, unless the Borrower elects otherwise, all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases (and not be treated as financing or capital lease obligations or Debt) for purposes of all financial definitions, calculations and deliverables under this Agreement or any other Loan Document (including the calculation of Capital Lease, Adjusted EBITDA, Secured Net Debt to EBITDA Ratio, Senior Net Debt to EBITDA Ratio, Senior Gross Debt to EBITDA Ratio, Total Gross Debt to EBITDA Ratio or Total Net Debt to EBITDA Ratio and Debt) (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU or any other change in accounting treatment or otherwise (on a prospective or retroactive basis or otherwise) to be treated as or to be recharacterized as financing or capital lease obligations or otherwise accounted for as liabilities in financial statements. 10.4 Costs; Expenses. The Borrower agrees to pay on demand all reasonable and invoiced out-of-pocket costs and expenses (including Legal Costs) incurred by (i) the Agent (but not the Lenders, who, for the avoidance of doubt, shall be solely responsible for payment of all costs and expenses (including Legal Costs) incurred by the Lenders in connection with the preparation, negotiation, execution, delivery, administration and syndication of this Agreement and the other Loan Documents (whether or not the transactions contemplated hereunder and thereunder shall be consummated)) in connection with the preparation, negotiation, execution, delivery, administration and syndication of this Agreement and the other Loan Documents (whether or not the transactions contemplated hereunder and thereunder shall be consummated), (ii) the

74 LEGAL_US_E # 185861857.6 Agent and the Lenders, in connection with the preparation, negotiation, execution, delivery, administration and syndication of any amendments, modifications or waivers of the provisions of this Agreement and the other Loan Documents (whether or not the transactions contemplated hereunder and thereunder shall be consummated) and (iii) the Agent and each Lender after an Event of Default in connection with the collection of the Obligations and enforcement of this Agreement, the other Loan Documents or any such other documents; provided, that Legal Costs of the Lenders to be reimbursed by the Borrower pursuant to this Section 10.4 shall be limited to the Legal Costs of the Agent and the Legal Costs of all the Lenders taken as a whole (provided, that if any Lender or the Agent determines in good faith that a conflict of interest exists, one additional outside legal counsel may be retained to represent all such conflicted Persons). All Obligations provided for in this Section 10.4 shall survive repayment of the Loans, cancellation of the Notes, the resignation or replacement of the Agent and termination of this Agreement and the Loan Documents and the Obligations thereunder. All costs and expenses due and payable hereunder shall be paid within ten (10) Business Days following receipt by Borrower of a reasonably detailed invoice (together with backup documentation for such invoice which may be in summary form). 10.5 Indemnification by the Borrower. In consideration of the execution and delivery of this Agreement by Agent and Lenders’ and the Lenders’ agreement to extend the Commitments provided hereunder, and without duplication of the Borrower’s payment obligations pursuant to Section 10.4, the Borrower hereby agrees to indemnify, exonerate and hold Agent and each of the officers, directors, employees, Affiliates, advisors, agents and other representatives and successors of Agent (each an “Agent Party”) and each Lender and each of the officers, directors, employees, Affiliates, advisors, agents and other representatives and successors of each Lender (each a “Lender Party”; and together with each Agent Party, the “Indemnified Parties”)) free and harmless from and against any and all actions, causes of actions, suites, losses, liabilities, damages, claims and reasonable and documented or invoiced out-of-pocket fees and expenses (including Legal Costs) (collectively, the “Indemnified Liabilities”), joint or several, to which such Indemnified Party may become subject, in the case of any Indemnified Liabilities and related expenses, to the extent arising out of, resulting from or in connection with, any claim, litigation, investigation or other proceeding (including any inquiry or investigation of the foregoing) (any of the foregoing, a “Proceeding”), regardless of whether any such Indemnified Party is a party thereto and whether or not such Proceeding was brought by the Borrower, any of its respective equity holders, affiliates or creditors or any other third person, and to reimburse each such Indemnified Party promptly for any reasonable and documented or invoiced out-of-pocket legal fees and expenses incurred in connection with investigating, responding to, or defending any of the foregoing (limited, in the case of the Agent Parties’ counsel expenses, to the reasonable fees, disbursements and other charges of one firm of counsel to the Agent, and one firm of counsel to the Lender Parties, taken as a whole, and, if necessary, of a single firm of local counsel to each of the Lenders and the Agent in each appropriate jurisdiction (which may include a single firm of special counsel acting in multiple jurisdictions) for all Indemnified Parties taken as a whole (and, in the case of an actual or perceived conflict of interest, of one other firm of counsel for such affected Indemnified Party)) relating to the Related Transactions, including the financing contemplated hereby and the use of the proceeds of the initial Facilities; provided that no Indemnified Party will be indemnified for any Indemnified Liabilities or related expenses to the extent resulting from (i) the willful misconduct or gross negligence (or in the case of the Lender Parties, and specifically excluding the Agent Parties, bad faith) of such Indemnified Party or any of its Affiliates or any of the officers, directors, employees, advisors, agents or other representatives or successors of any of the foregoing (as determined by a court of competent jurisdiction in a final and non-appealable decision), (ii) a material breach of the obligations under the Loan Documents by any Lender Party or any of its affiliates (as determined by a court of competent jurisdiction in a final and non-appealable decision) or (iii) any Proceeding brought by any Indemnified Party against any other Indemnified Party (other than against the Agent in its capacity as such) that does not involve an act or omission by the Borrower or any Subsidiary thereof; provided that the Agent, the Lenders and any other agents, to the extent fulfilling their respective

75 LEGAL_US_E # 185861857.6 roles in their capacities as such, shall remain indemnified in respect of such a Proceeding, to the extent that none of the exceptions set forth in any of clauses (i) or (ii) of the immediately preceding proviso apply to such person at such time. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable Law. All Obligations provided for in this Section 10.5 shall survive repayment of the Loans, cancellation of the Notes, the resignation or replacement of the Agent and termination of this Agreement and the Loan Documents and the Obligations thereunder. 10.6 Marshaling; Payments Set Aside. Neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other Person or against or in payment of any or all of the Obligations. To the extent that the Borrower makes a payment or payments to Agent or any Lender, or Agent or any Lender enforces its Liens or exercises its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Agent or any Lender in its discretion) to be repaid to a trustee, receiver or any other party in connection with any bankruptcy, insolvency or similar proceeding, or otherwise, then (a) to the extent of such recovery, the obligation hereunder or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (b) each Lender severally agrees to pay to Agent upon demand its ratable share of the total amount so recovered from or repaid by Agent to the extent paid to such Lender. 10.7 Non-Liability of Lenders. The relationship between the Borrower on the one hand and Lenders and Agent on the other hand shall be solely that of borrower and lender. Neither Agent nor any Lender shall have any fiduciary responsibility to the Borrower. Neither Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. Execution of this Agreement by the Borrower constitutes a full, complete and irrevocable release of any and all claims which the Borrower may have at law or in equity in respect of all prior discussions and understandings, oral or written, relating to the subject matter of this Agreement and the other Loan Documents. No party hereto shall have any liability with respect to, and each such party hereby waives, releases and agrees not to sue for, any special, indirect, punitive or consequential damages or liabilities. 10.8 Assignments; Participations. 10.8.1 Assignments. (a) Any Lender may at any time assign to one or more Persons (other than (x) any Affiliated Lender, except to the extent permitted under this Section 10.8, (y) any Affiliated Borrower Lender, except to the extent expressly permitted under Section 2.16 and (z) any Disqualified Institution) (any such non-excluded Person, an “Assignee”), it being understood that each applicable Assignee shall be required to represent that it is not a Disqualified Institution or an Affiliate of a Disqualified Institution to the extent that such Assignee has received, upon its request, a list of Disqualified Institutions, all or any portion of such Lender’s Loans, with the prior written consent of Agent and the Borrower (which consents shall not be unreasonably withheld or delayed) and shall not be required (i) from the Borrower for (x) an assignment by an Initial Lender (other than to a Disqualified Institution), (y) an assignment by a Lender to another Lender or an Affiliate

76 LEGAL_US_E # 185861857.6 of a Lender or an Approved Fund of a Lender or (z) upon the occurrence and during the continuance of an Event of Default under Sections 8.1.1 and 8.1.3, (ii) from Agent for an assignment by a Lender to an Affiliate of a Lender or an Approved Fund of a Lender or (iii) from the Borrower or from Agent if such assignment is an assignment to any Sponsor, an Affiliate of such Sponsor, the Borrower or any Subsidiary of the Borrower, to the extent that such assignment is made in accordance with all other applicable terms of this Agreement. Any such assignment of Term Loans (other than any assignment by a Lender to a Lender or an Affiliate or Approved Fund of a Lender) shall be in a minimum aggregate amount equal to $1,000,000 (or an integral multiple of $1,000,000 in excess thereof) or, if less, the remaining principal amount held by the assignor of the Loan being assigned or, if less, the remaining principal amount held by the assignor of the Loan being assigned. The Borrower and Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned to an Assignee until Agent shall have received and accepted an effective Assignment Agreement executed, delivered and fully completed by the applicable parties thereto, a processing fee of $3,500 to be paid to Agent by the Lender to whom such interest is assigned (which fee may be waived by the Agent in its sole discretion), the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act and an IRS Form W-9, or other applicable tax form and such assignment is recorded in the Register as provided below in Section 10.8.1(c); provided that no such fee shall be payable in connection with any assignment by a Lender to a Lender or an Affiliate or Approved Fund of a Lender. Any attempted assignment not made in accordance with this Section 10.8.1 shall be null and void. The Borrower shall be deemed to have granted its consent to any assignment requiring its consent hereunder unless the Borrower has expressly objected to such assignment within ten (10) Business Days after receipt of written notice thereof. (b) Subject to acceptance and recording of an Assignment Agreement by Agent pursuant to Section 10.8.1(c) below, from and after the date on which the conditions described above have been met, (i) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (ii) the assigning Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, shall be released from its rights (other than its indemnification rights) and obligations hereunder. Upon the request of the Assignee (and, as applicable, the assigning Lender) pursuant to an effective Assignment Agreement, the Borrower shall execute and deliver to the Assignee (and, as applicable, the assigning Lender) a Note in the principal amount of the Assignee’s Term Loans (and, as applicable, a Note in the principal amount of the Term Loans retained by the assigning Lender). Each such Note shall be dated the effective date of such assignment. Upon receipt by the assigning Lender of such Note, the assigning Lender shall return to the Borrower any prior Note held by it, except that this clause (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. (c) Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of each Lender, and the Commitments of, and principal amount (and stated interest) of the Loans owing to, such Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, Agent and Lenders shall treat each Person whose name is recorded therein pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time upon reasonable prior written notice to Agent. This Section 10.8.1(c) shall

77 LEGAL_US_E # 185861857.6 be construed so that the loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the IRC and any related regulations (and any other relevant or successor provisions of the IRC or such regulations). (d) Notwithstanding the foregoing provisions of this Section 10.8.1 or any other provision of this Agreement, any Lender may at any time assign all or any portion of its Loans and its Note (i) as collateral security to a Federal Reserve Bank or, as applicable, to such Lender’s trustee for the benefit of its investors (but no such assignment shall release any Lender from any of its obligations hereunder) and (ii) to (w) an Affiliate of such Lender, (x) its direct or indirect parent company, (y) to one or more other Lenders or (z) to an Approved Fund. 10.8.2 [Reserved]. 10.8.3 Affiliated Lenders. Any Lender may, at any time, assign all or a portion of its rights and obligations with respect to Loans under this Agreement to a Person who is or will become, after such assignment, an Affiliated Lender through (i) “Dutch Auctions” open to all Lenders in accordance with customary procedures substantially consistent with those set forth on Exhibit J or (ii) purchases on a non- pro rata basis by way of assignment, in each case subject to the following limitations applicable to Affiliated Lenders that are not Affiliated Debt Funds; provided that, any Affiliated Debt Fund shall not be subject to the limitations set forth below: (a) such Affiliated Lenders will not receive information provided solely to Lenders by the Agent or any Lender except to the extent such materials are made available to the Borrower and will not be permitted to attend or participate in conference calls or meetings attended solely by the Lenders and the Agent; and (b) the assigning Lender and the Affiliated Lender shall execute and deliver to the Agent an Assignment Agreement in form and substance reasonably satisfactory to the Agent, which shall clearly identify the Affiliated Lender as an “Affiliated Lender” and contain a customary “big boy” representation; provided that no representation as to the absence of any material non-public information shall be required. Any Affiliated Lender may, in its discretion (but is not required to), assign all or a portion of its rights and obligations with respect to the Loans under this Agreement to the Borrower (regardless of whether any Default or Event of Default has occurred and is continuing or would result therefrom) on a non-pro rata basis, for purposes of cancelling such Loans, which may include contribution (with the consent of the Borrower) to the Borrower (whether through any parent entity of the Borrower or otherwise) in exchange for Equity Interests of the Borrower or any direct or indirect parent entity of the Borrower. Each Affiliated Lender and each Affiliated Debt Fund agrees to notify the Agent promptly (and in any event within ten (10) Business Days) if it acquires any Person who is also a Lender, and each Lender agrees to notify the Agent promptly (and in any event within ten (10) Business Days) if it becomes an Affiliated Lender or an Affiliated Debt Fund. 10.8.4 [Reserved]. 10.8.5 [Reserved]. 10.8.6 Sponsor Purchase Right.

78 LEGAL_US_E # 185861857.6 (a) Each Sponsor shall have the option, exercised by delivery of prior written notice by such Sponsor to the Lenders (a “Purchase Notice”), to purchase either (at such Sponsor’s sole option) (x) all (but not less than all) of the Obligations under this Agreement from the Lender or (y) all (but not less than all) of the Obligations under this Agreement held by the Initial Lender or its Affiliates from the Initial Lender or its Affiliates, as applicable. The Purchase Notice shall be irrevocable. (b) Each Sponsor may send to the Lenders or the Initial Lender, as applicable, a Purchase Notice, in which event, the Lenders or the Initial Lender, as applicable, shall not accelerate the Obligations under this Agreement or exercise any remedies under this Agreement, to the extent such action has not been taken, provided that the purchase and sale with respect to the Obligations under this Agreement provided for in this Section 10.8.6 shall have closed within ten (10) Business days after receipt by the Lenders or the Initial Lender, as applicable, of the Purchase Notice and the Lenders or the Initial Lender, as applicable, shall have received payment in full of the Obligations under this Agreement (including any reasonable and documented outstanding fees and expenses of such Lender and, to the extent applicable, any Make Whole Amount due to an Assignee Lender to the extent that such purchase and sale takes place during the Make Whole Period) held by the Lenders or the Initial Lender, as applicable, as provided for herein within such ten (10) Business Day period. (c) On the date specified by such Sponsor in the Purchase Notice (which shall not be more than ten (10) Business Days and not less than five (5) Business Days after the receipt by the Lenders or the Initial Lender, as applicable, of the Purchase Notice), the Lenders or the Initial Lender, as applicable shall sell to such Sponsor (or its designee), and such Sponsor (or its designee) shall purchase from the Lenders or the Initial Lender, as applicable all of the Obligations under this Agreement held by the Lenders or the Initial Lender, as applicable. (d) Upon the date of such purchase and sale, such Sponsor (or its designee) shall pay to the Lenders or the Initial Lender, as applicable, as the purchase price therefor the full amount of all the Obligations under this Agreement then outstanding and unpaid (including any reasonable and documented outstanding fees and expenses of such Lender and, to the extent applicable, any Make Whole Amount due to an Assignee Lender to the extent that such purchase and sale takes place during the Make Whole Period). Such purchase price shall be remitted by wire transfer in federal funds to such bank account of the Lenders or the Initial Lender, as applicable, as the Lenders or the Initial Lender, as applicable, may designate in writing to such Sponsor for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by such Sponsor (or its designee) to the bank account designated by the Lenders or the Initial Lender, as applicable, are received in such bank account prior to 2:00 p.m., New York City time, and interest shall be calculated to and including such Business Day if the amounts so paid by such Sponsor (or its designee) to the bank account designated by the Lenders or the Initial Lender, as applicable, are received in such bank account later than 2:00 p.m., New York City time. (e) Such purchase shall be expressly made without representation or warranty of any kind by the Lenders or the Initial Lender, as applicable, as to the Obligations under this Agreement so purchased or otherwise and without recourse to the Lenders or the Initial Lender, as applicable, except that each Lender or Initial Lender, as applicable, shall represent and warrant: (i) the amount of the Obligations under this Agreement being purchased from it, (ii) that such Lender owns its portion of the Obligations under this Agreement so purchased free and clear of any liens or encumbrances and (iii) such Lender has the right to assign this Agreement and the assignment is duly authorized by such Lender.

79 LEGAL_US_E # 185861857.6 10.9 Confidentiality. Agent and each Lender agree to maintain as confidential all information (other than any information generally known and available by the public) provided to them by the Borrower or any Group Company (or by a Sponsor or any of its directors, officers, employees, attorneys, auditors or agents of the Borrower or Group Companies on behalf of the Borrower or any Group Company) under or in connection with the Loan Documents and the transaction contemplated hereby (including in connection with any Permitted Acquisitions), except that Agent and each Lender may disclose such information (a) to their Affiliates and Approved Funds and to Persons employed or engaged by Agent or such Lender or any of their Affiliates or Approved Funds or representatives or financing sources of such Persons (including collateral managers of Lenders) who are informed of the confidential nature hereof and who need to know such information in evaluating, approving, structuring or administering the Loans and the Commitments and who agree to treat such information as confidential in accordance with the provisions hereof; (b) to any assignee or participant or potential assignee, participant, potential investor, financing source (and its respective rating agencies), or syndicate member (excluding any Disqualified Institution) that has agreed to comply with a confidentiality covenant no less restrictive than the terms contained in this Section 10.9 (and any such assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any federal or state regulatory or self-regulatory authority or examiner, or any insurance industry association, or as reasonably believed by Agent or such Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of Agent’s or such Lender’s counsel, is required by law or regulation; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which Agent or such Lender is a party; (f) on a confidential and a need to know basis, to any nationally recognized rating agency or investor of a Lender that requires access to information about a Lender’s investment portfolio in connection with ratings issued or investment decisions with respect to such Lender; (g) that ceases to be confidential through no fault of Agent or any Lender, or any Affiliate or representative of such Persons, including any person described in clause (a) above; (h) to a Person that is an investor or prospective investor in a Securitization that agrees that its access to information regarding the Borrower and the Loans and Commitments is solely for purposes of evaluating an investment in such Securitization and who agrees to treat such information as confidential in accordance with the provisions hereof; and (i) to a Person that is a trustee, collateral manager, servicer, noteholder or secured party in a Securitization in connection with the administration, servicing and reporting on the assets serving as collateral for such Securitization and who agrees to treat such information as confidential in accordance with the provisions hereof. For purposes of this Section, “Securitization” means a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns, of securities which represent an interest in, or which are collateralized, in whole or in part, by the Loans or the Commitments. Notwithstanding the foregoing, (x) Agent or any Lender may publish a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement with the prior written consent of the Borrower or the Sponsors on behalf of the Borrower (such consent shall not to be unreasonably withheld, delayed or conditioned), which may discuss the existence of the financing arrangements referenced under this Agreement, the primary purpose and/or structure of those arrangements, and the title and role of each party to this Agreement, but which shall not disclose the amount of credit extended, any covenants, pricing or the maturity date, and (y) Agent and each Lender reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements. 10.10 Captions. Captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

80 LEGAL_US_E # 185861857.6 10.11 Nature of Remedies. All Obligations of the Borrower and rights of Agent and Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. 10.12 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy, email or other electronic transmission of any executed signature page to this Agreement or any other Loan Document shall constitute effective delivery of such signature page. This Agreement and the other Loan Documents to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such other Loan Document shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any federal or state law based on or equivalent to the Uniform Electronic Transactions Act or the Uniform Commercial Code. 10.13 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder. 10.14 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof (except as relates to the fees described in Section 2.8.3) and any prior arrangements made with respect to the payment by the Borrower of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Agent or Lenders.

81 LEGAL_US_E # 185861857.6 10.15 Successors; Assigns. This Agreement shall be binding upon the Borrower, Lenders and Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, Lenders and Agent and the successors and assigns of Lenders and Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Borrower may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of Agent and each Lender. 10.16 Governing Law. THIS AGREEMENT AND EACH NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. 10.17 Forum Selection; Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT REFERRED TO ABOVE FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. 10.18 Waiver of Jury Trial. THE BORROWER, AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. 10.19 Patriot Act. Each Lender that is subject to the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), and Agent (for itself and not on behalf of any Lender), hereby notifies the Borrower that, pursuant to the requirements of the Patriot Act, such Lender and Agent are

82 LEGAL_US_E # 185861857.6 required to obtain, verify and record information that identifies such Person, which information includes the name and address of the Borrower and other information that will allow such Lender or Agent, as applicable, to identify the Borrower in accordance with the Patriot Act. 10.20 [Reserved]. 10.21 [Reserved]. 10.22 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. [Signature Pages Follow]

[Signature Page to PIK Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date firth written above. BORROWER: EXPRESS WASH TOPCO, LLC, a Delaware limited liability company By: /s/ Michael Abramson Name: Michael Abramson Title: Chief Financial Officer

[Signature Page to PIK Credit Agreement] AGENT: ALTER DOMUS (US) LLC, as Agent By: /s/ Pinju Chiu Name: Pinju Chiu Title: Associate Counsel

[Signature Page to PIK Credit Agreement] INITIAL LENDER: NEW BOING US HOLDCO, INC. By: /s/ Scott O’Melia Name: Scott O’Melia Title: Executive Vice President & Secretary